UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-05075

Thrivent Mutual Funds
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

John L. Sullivan, Assistant Secretary
625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5704
Date of fiscal year end: December 31
Date of reporting period: June 30, 2008

Item 1. Report to Stockholders

Semiannual Report
June 30, 2008

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Table of Contents

President’s Letter	1

Economic and Market Overview	2

Portfolio Perspective
Thrivent Real Estate Securities Fund	4
Thrivent Diversified Income Plus Fund	6

Graphical Representation of Holdings
for Thrivent Equity Income Plus Fund	8

Shareholder Expense Example	9

Schedules of Investments
Thrivent Real Estate Securities Fund	11
Thrivent Equity Income Plus Fund	14
Thrivent Diversified Income Plus Fund	18

Statement of Assets and Liabilities	30

Statement of Operations	31

Statement of Changes in Net Assets	32

Notes to Financial Statements	34

Financial Highlights	44

Additional Information	48

We are pleased to provide you with the semiannual report for the six months ended June 30, 2008 for Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund. In this report, you will find detailed information about the Funds, including, in certain cases, performance highlights, our view of the overall market conditions and our management strategies during the six-month period. In addition, Thrivent Financial’s Chief Investment Officer, Russ Swansen, reviews the larger economic environment in his Economic and Market Review.

I’m excited to provide this update on Thrivent Financial’s latest product offerings. Our investment product development process is centered on investor needs. The goal? New products that combine your interest in simple, high-integrity options with leading-edge product research and money management techniques.

Introducing Thrivent Partner Worldwide Allocation Fund

As the global business environment and developing economies continue to evolve, Thrivent Financial is committed to updating and expanding its international offerings. Thrivent Partner Worldwide Allocation Fund is designed to capitalize on global trends by offering an all-in-one, easy-to-use international investing choice. Consider some of the Fund’s advantages:

• Exposure to large-cap stocks from around the world in both the growth and value styles of investing, plus allocations to emerging market stocks and bonds and international small- and mid-cap stocks.

• Access to industry-leading asset management firms with focused capabilities.

• Careful selection and oversight of partner firms by Thrivent Financial, which also designs and monitors the overall allocation mix in the Fund.

• Reasonable expenses in return for exposure to quality asset managers.

Thrivent Financial helps make having a world of investing possibilities at your fingertips easier.

Thrivent Equity Income Plus Fund — the Power of Dividends

With average retirement periods continuing to grow longer, spurred by lengthening life spans, developing a retirement income strategy has become almost a necessity when developing a broader financial strategy. Two obstacles typically stand in the way of having adequate retirement income: market volatility and generating enough portfolio growth to overcome inflation.

Thrivent Equity Income Plus Fund may assist on both fronts. The Fund’s partial focus on generating steady long-term capital appreciation by investing primarily in dividend-paying securities offers a potential growth component designed to offset inflation and minimize the market-induced volatility that can accompany more aggressive stock investments. Consider the following Fund characteristics:

• Invests in a global portfolio of higher-yielding stocks to help minimize Fund volatility by tapping into the potential benefits of long-term dividend reinvestment.

• Focuses on company fundamentals: dividend yield, dividend growth, and stability of dividend payouts.

• Pays strong attention to overall Fund diversification and exposure to securities and investment strategies that aim to weather volatile markets more effectively.

Thrivent Financial helps make well-diversified dividend equity investing in the pre-retirement and retirement years easier.

Our Commitment to You

We remain committed to offering our investors guidance and choices to help them prepare for retirement and achieve their goals. Thrivent Partner Worldwide Allocation Fund and Thrivent Equity Income Plus Fund represent our latest offerings on this front. Consult with your Thrivent Financial representative to see if these options make sense in your overall financial picture. Thank you for continuing to turn to us for your financial objectives. We very much value you and your business.

Sincerely,

Pamela J. Moret
President and Director
Thrivent Series Fund, Inc.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

For example, in the case of Thrivent Partner Worldwide Allocation Fund, risks include, among others, those relating to investing in foreign securities, emerging markets and debt instruments (including high-yield bonds). In the case of Thrivent Equity Income Plus Fund, risks include, among others, those relating to option writing and investing in foreign securities, emerging markets and real estate investment trusts. These and other risks are described in each Fund’s prospectus.

1

Stocks generally posted negative returns and bond results were mixed for the first six months of 2008. Early in the period we saw continued distress in the bond market and tightening of credit that climaxed with the collapse of Bear Stearns, one of the larger Wall Street investment banks. This led to major policy adjustments by central bankers around the globe as they attempted to facilitate the availability of credit and liquidity to the markets. Over the period, the Federal Reserve lowered targeted short-term rates by 2.25% as heightened risks in both the real economy and the financial markets became apparent.

U.S. Economy

The nation’s gross domestic product growth increased to an annual rate of 1.0% in the first quarter from a 0.6% rate in the fourth quarter of 2007 and is estimated to have grown at a modestly higher rate in the second quarter. Economic growth remained substantially below its long-term trend, due mainly to a slowdown in consumer spending and the drag from the housing and auto sectors. Slower job growth, declining home values and increasing costs of energy and food weighed on consumers for most of the period; however, the earlier-than-expected arrival of the tax rebate checks provided a slight boost to personal income and non-auto retail spending in the second quarter.

Housing continued to be a significant drag on the economy. Weak sales, rising inventories, falling prices and much tighter lending standards caused the imbalances in the housing market to worsen over the period. Sales of existing homes compared to the previous month fell in January, March and April, and increased in February and May. Sales versus the year-earlier period, however, were down significantly each month.

While U.S. consumers faced economic challenges, global demand remained strong, particularly from developing economies. The low valuation of the dollar enhanced the attractiveness of U.S. goods and services in world markets, lifting U.S. exports and improving the U.S. trade position.

Inflation & Monetary Policy

Inflation indicators reflected sharply rising prices of energy and food. The Consumer Price Index (CPI) rose at a 5.5% annual rate during the first six months of 2008, compared with a 4.1% rate for all of 2007. The index for energy, which rose 17.4% in all of 2007, advanced at a 29.1% annual rate in the first six months of the year. Although headline inflation indicators surged during the period, core inflation (excluding the volatile prices of food and energy) remained relatively tame. The core CPI advanced at a 2.3% annual rate during 2008’s first six months, following a 2.4% rise in all of 2007.

The Federal Reserve Open Market Committee (FOMC), which returned to a rate-easing mode last September, cut the federal funds rate four times during the period and then left rates unchanged at its June 25th meeting. The fed funds rate declined from 4.25% to 2.00% during the period. At their June meeting, policymakers noted that “uncertainty about the inflation outlook remains high” due to continued increases in the prices of energy and some other commodities. We believe the FOMC has completed its easing cycle, but we don’t expect any rate increases until next year.

Equity Performance

Stock prices generally fell through the first quarter of 2008 due to ongoing worries about the housing and credit markets, higher commodities prices, and the sustainability of consumer spending and corporate profit growth. The market recovered in April and May, but prices dropped sharply in June, particularly in the shares of financial and consumer companies. Those sectors came under renewed pressure with heightened concerns about credit quality in the face of rising unemployment and sharp advances in the prices of food and energy.

Energy and materials were the best performing industry sectors — and the only ones with positive returns. Energy stocks benefited from the continued rise in oil and gas prices, while materials stocks benefited from the rising cost of commodities.

2

Small-company stocks outperformed large-company issues during the period. The Russell 2000 Index of small-company stocks recorded a –9.37% total return, while the S&P 500 Index of large-company stocks posted a –11.91% return. Growth stocks outperformed value stocks. The Russell 1000 Growth Index returned –9.06% during the period, while the Russell 1000 Value Index posted a return of –13.57%.

Major market foreign stocks experienced negative returns as well during the six months. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index posted a –10.58% total return in dollar terms. Local currency returns were generally weaker as investors around the globe became concerned with the sustainability of global growth.

Fixed Income Performance

While the bond market saw a “flight to quality” in the first quarter that resulted in sharply lower Treasury yields and wider credit spreads, these trends reversed in the second quarter. Treasury bond prices fell as yields rose sharply, particularly with shorter-maturity bills and bonds, while mortgage-backed, corporate and high-yield bonds enjoyed strong relative performance as credit spreads narrowed. The key reason for the reversal in Treasury yields was a reawakening of inflation fears by the market.

However, an important and ominous trend continued: worsening fundamentals in the residential mortgage market resulting in continued large write-offs for the banking sector. As the period came to an end, the lingering credit crisis raised fears over the health of the financial system.

Although Treasury yields shifted within the period, intermediate and long Treasury yields remained relatively stable for the entire six months, except for yields of shorter-maturity securities. The six-month Treasury yield fell from 3.49% to 2.17%, the five-year yield declined from 3.45% to 3.34%, the 10-year yield fell from 4.04% to 3.99%, and the 30-year Treasury yield increased from 4.51% to 4.53%.

The Lehman Brothers Aggregate Bond Index of the broad U.S. bond market posted a 1.13% total return, while the Lehman Brothers Government/Corporate 1-3 Year Bond Index registered a 2.07% total return. Below-investment-grade corporate bonds were weaker performers, with the Lehman Brothers U.S. Corporate High Yield Bond Index registering a –1.31% total return.

Outlook

We expect economic growth to remain modestly positive over the second half of the year, with inflation moderating as the slower economic growth eventually frees up enough capacity to exert downward pressure on prices. Gross domestic product growth should continue at around a 1%–2% annual rate, but risks to the forecast are high. We expect energy and commodities prices to moderate and the housing market to begin to stabilize in the second half of 2008. These factors suggest that consumer spending, while not robust, will be sufficient to maintain growth. We expect business spending on new plants and equipment to continue but at a slower pace, after a number of years of below-average investing in productive resources.

Dislocations unfolding in the credit markets that began with the unwinding of the housing boom have begun to spill over into the rest of the economy though the rising cost of credit as banks are forced to delever. The risks to the economy are not directly a function of the softness in housing but rather how consumer spending or financial lending behaviors may change in reaction to what is happening in the housing market. With the Federal Reserve concerned about the potential for higher inflation as well as economic growth, we think policymakers’ rate-tightening program is over for the near term.

As always, your best strategy is to work with your Thrivent Financial registered representative to create a financial strategy based on your goals, diversify your portfolio and remain focused on the long term.

3

How did Thrivent Real Estate Securities Fund perform for the six-month period ended June 30, 2008?

Thrivent Real Estate Securities Fund earned a total return of –3.45%, net of expenses, as compared to the median return of its peer group, the Lipper Real Estate category, of –3.62%. The Fund’s market benchmark, the FTSE NAREIT Equity REIT Index, earned a total return of –3.59%.

What factors affected the Fund’s performance?

After a significant correction in 2007, U.S. Equity REITs were due for a rebound and responded with a 1.40% return during the first quarter. However, REITs were negatively impacted during the second quarter by their association with the financial sector, resulting in a –4.93% return.

The weak financial sector had a major negative impact on the overall market, as reflected in the –11.91% return of the S&P 500 Index over the first six months. U.S. Equity REITs were also impacted, but held up better than the overall market. The FTSE NAREIT Equity REIT Index return exceeded the S&P 500 Index return by more than 8.3% during the first half of 2008.

The primary factors that impacted the performance of equity REITs during the first half of 2008 were 1) valuations became more attractive after the correction of 2007, 2) dividend yields were compelling relative to fixed-income assets and other dividend-paying stocks, and 3) real estate mutual fund cash flows turned positive after substantial outflows in 2007. These factors were the primary contributors that led to the relative outperformance of U.S. equity REITs during the first six months of 2008.

The best performing sectors in the Fund were apartment, specialty, and self-storage REITs, all of which provided positive returns during the first six months of the year. The worst performing property sectors were lodging, shopping centers, and international real estate. The Fund’s underweighted allocation to lodging/resorts was the most signifi-cant contributor to sector performance relative to the FTSE NAREIT Equity REIT Index during the period.

The Fund’s three largest positive contributors to performance were Equity Residential, the largest U.S. apartment REIT, Simon Property Group, the largest U.S. regional mall owner/developer, and Public Storage, the largest U.S. owner of self storage properties in the U.S. and internationally.

What is your outlook?

U.S. economic growth is under pressure with no clear signs of rebound in 2008. Consumer spending is weakening, job losses are mounting, and the leisure/travel industry is under pressure as a result of rising energy costs. With this backdrop,

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
4

we have positioned the Fund defensively by underweighting the lodging, home building, and mortgage sectors.

Increasing vacancy rates can be expected for most commercial property types (office, industrial, retail, apartments, and lodging) in 2008. Rising vacancy rates will also impact the rental rate increases that property owners are likely to achieve. Property sectors that should perform reasonably well in this environment are health care properties, which have long-term leases and benefit from stable demand as a result of the aging population, and class A office properties in major central business districts that are expected to remain in demand through the current downturn. Finally, dominant regional malls in major metropolitan locations should also remain strong as a result of tenant demand that is unlikely to wane despite the current economic weakness. The Fund has exposure to companies within each of these sectors, and would advise investors to maintain exposure in REIT equities for dividend income and long-term appreciation despite the current difficult equity market conditions.

1 Class A performance has been restated to reflect the maximum sales charge of 5.5% . Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Total investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund’s adviser reimbursed and/or paid non-advisory Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Performance of other classes will be greater or less than the line shown based on the differences in fees paid by shareholders in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and FTSE NAREIT Equity REIT Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the FTSE NAREIT Equity REIT Index, any charges you would pay would reduce your total return as well.

** The FTSE NAREIT Equity REIT Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expanses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

5

How did the Fund perform during the six-month period ended June 30, 2008?

Thrivent Diversified Income Plus Fund earned a total return of –4.46% as compared to the Fund’s primary benchmarks, the S&P 500 Dividend Aristocrats Index, which returned –10.85%, and the Lehman Brothers Aggregate Bond Index, which returned 1.13%.

What factors affected the Fund’s performance?

The continuing credit crunch had a major impact on the Fund’s performance during the period. Fears over the health of the U.S. financial system continued during the first half of 2008, as mortgage delinquencies and foreclosures mounted and prompted further write-offs in the banking sector. A lack of investor confidence and market liquidity affected most types of fixed-income investments except for Treasury securities, which are backed by the full faith and credit of the U.S. government. Worries about the housing and credit markets hurt U.S. equity returns as well.

In the Fund’s equity portion, our allocation to real estate investment trusts (REITs) detracted from our performance. REIT share prices fell during the period, though not as sharply as earlier when they corrected from the high valuations reached in 2007. Although we earlier reduced our position in REITs from the Fund’s long-term strategic 11% allocation, having any exposure to these securities was problematic.

Also hurting the Fund’s performance was our relatively high allocation to financial stocks, which sharply under-performed the market due to ongoing troubles in the credit markets. As is the case with REITs, the Fund focuses on these traditionally high-dividend stocks in pursuing its objective of maximizing income.

On the Fund’s fixed-income side, our holdings of mortgage-backed, corporate and high-yield bonds all experienced price declines as investors continued to seek out the safety of Treasury securities. (Our high-yield bonds performed well, due in part to our focus on higher-quality securities within this segment.) For the same reason, our position in Treasury securities performed particularly well.

What is your outlook?

The housing slump and attendant credit crisis are widespread problems that continue to pose risks to our financial system. Because the scope of the problem is pervasive, it will take some time for various markets, particularly the housing market, to clear problem assets and begin a recovery. The housing market needs to stabilize, and liquidity and investor confidence need to be restored. Government initiatives are now underway, which ultimately should provide an underpinning to a recovery. The markets may remain volatile for the rest of 2008 as this process unfolds, particularly during a presidential election.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
6

We expect that the Federal Reserve will not shift short-term interest rates further this year, as policymakers are constrained by the dueling threats of slowing growth and rising inflation. Consequently, the most important actions the Fed takes to resolve the crisis may be in other policies or programs.

In the meantime, non-Treasury income investments are trading at historically cheap prices. We will watch for bargains and add securities to the Fund incrementally, but we will remain cautious and won’t make any major moves. Also we intend to hold our securities affected by the credit crunch and not sell at discount levels. Overall, we’ll keep the Fund at its long-term asset allocation and continue to monitor the economy and markets carefully.

1 Class A performance reflects the maximum sales charge of 4.5% . Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year. Institutional Class shares have no sales load and are for institutional shareholders only.

2 Past performance is not an indication of future results. Total investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Fund’s adviser reimbursed and/or paid non-advisory Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

3 Prior to July 3, 2006, the Fund invested primarily in junk bonds.

4 Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

* As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the S&P 500 Dividend Aristocrats Index, the Lehman Brothers Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the S&P or Lehman Indexes, any charges you would pay would reduce your total return as well.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The S&P 500 Dividend Aristocrats Index portfolio has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. It is not possible to invest directly in each Index. The performance of each Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

7

Graphical Representation of Holdings for Thrivent Equity Income Plus Fund

The following chart is a representation of the portfolio holdings, as of June 30, 2008, for Thrivent Equity Income Plus Fund, which commenced operations on February 29, 2008.

Portfolio Composition is subject to change.
8

Shareholder Expense Example
(Unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small account fee of  $12 is charged to Class A and Class B shareholder accounts if the value falls below the stated account minimum of  $1,000. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of  5%  per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5%  hypothetical example with the 5%  hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of  $12 is charged to Class A and Class B shareholder accounts if the value falls below the stated account minimum of  $1,000. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	1/1/2008	6/30/2008	1/1/2008 — 6/30/2008	Ratio

Thrivent Real Estate Securities Fund
Actual
Class A	$1,000	$966	$6.13	1.25%
Institutional Class	$1,000	$966	$4.56	0.93%
Hypothetical **
Class A	$1,000	$1,019	$6.29	1.25%
Institutional Class	$1,000	$1,020	$4.68	0.93%

Thrivent Diversified Income Plus Fund
Actual
Class A	$1,000	$955	$4.97	1.02%
Class B	$1,000	$952	$10.27	2.11%
Institutional Class	$1,000	$958	$2.88	0.59%
Hypothetical **
Class A	$1,000	$1,020	$5.14	1.02%
Class B	$1,000	$1,014	$10.60	2.11%
Institutional Class	$1,000	$1,022	$2.97	0.59%

9

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period ***	Expense
	2/29/2008	6/30/2008	2/29/2008 — 6/30/2008	Ratio

Thrivent Equity Income Plus Fund
Actual
Class A	$1,000	$939	$3.76	1.15%
Institutional Class	$1,000	$940	$2.61	0.80%
Hypothetical **
Class A	$1,000	$1,013	$3.90	1.15%
Institutional Class	$1,000	$1,014	$2.71	0.80%

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

** Assuming 5% total return before expenses.

*** Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 123/365 to reflect the period from the Fund’s inception to June 30, 2008, which was less than one-half of a year.

10

Real Estate Securities Fund
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (94.8%)	Value	Shares	Common Stock (94.8%)	Value
Diversified REITS (6.2%)			36,000	Digital Realty Trust, Inc. *	$1,472,760
2,700	Colonial Properties Trust	$54,054	35,093	Douglas Emmett, Inc.	770,993
31,527	Liberty Property Trust	1,045,120	37,500	Duke Realty Corporation *	841,875
3,600	PS Business Parks, Inc.	185,760	20,531	Highwoods Properties, Inc.	645,084
57,563	Vornado Realty Trust	5,065,544	17,600	Kilroy Realty Corporation	827,728
7,500	Washington Real Estate		11,500	Lexington Corporate Properties Trust	156,745
	Investment Trust *	225,375	25,900	Mack-Cali Realty Corporation	885,003
	Total Diversified REITS	6,575,853	25,986	SL Green Realty Corporation *	2,149,562
				Total Office REITS	16,649,229
Financials (7.0%)
28,500	iShares Cohen & Steers Realty Majors		Residential REITS (14.6%)
	Index Fund	2,141,490	13,600	American Campus
60,000	iShares Dow Jones U.S. Real Estate			Communities, Inc. *	378,624
	Index Fund *	3,657,000	32,130	Apartment Investment &
35,225	SPDR DJ Wilshire International Real			Management Company *	1,094,348
	Estate ETF *	1,653,109	35,500	Avalonbay Communities, Inc. *	3,165,180
	Total Financials	7,451,599	21,600	BRE Properties, Inc. *	934,848
			22,800	Camden Property Trust	1,009,128
Foreign (1.2%)			7,000	Equity Lifestyle Properties, Inc.	308,000
70,200	Brookfield Properties Corporation *	1,248,858	96,000	Equity Residential REIT *	3,673,920
	Total Foreign	1,248,858	18,000	Essex Property Trust, Inc.	1,917,000
			15,100	Home Properties, Inc. *	725,706
Hotels, Resorts & Cruise Lines (0.9%)			16,288	Mid-America Apartment
24,000	Starwood Hotels & Resorts			Communities, Inc.	831,340
	Worldwide, Inc. *	961,680	14,500	Post Properties, Inc. *	431,375
	Total Hotels, Resorts &		44,000	UDR, Inc.	984,720
	Cruise Lines	961,680		Total Residential REITS	15,454,189

Industrial REITS (7.9%)			Retail REITS (25.0%)
40,900	AMB Property Corporation *	2,060,542	8,800	Acadia Realty Trust	203,720
50,000	DCT Industrial Trust, Inc.	414,000	16,599	CBL & Associates Properties, Inc.	379,121
7,300	EastGroup Properties, Inc.	313,170	43,000	Developers Diversified Realty
103,158	ProLogis Trust *	5,606,637		Corporation	1,492,530
	Total Industrial REITS	8,394,349	5,900	Equity One, Inc.	121,245
			30,000	Federal Realty Investment Trust *	2,070,000
			78,625	General Growth Properties, Inc. *	2,754,234
Mortgage REITS (0.1%)			14,000	Inland Real Estate Corporation *	201,880
			90,367	Kimco Realty Corporation *	3,119,469
8,000	Annaly Capital Management, Inc.	124,080	33,500	Macerich Company	2,081,355
1,000	iSTAR Financial, Inc. *	13,210	34,000	National Retail Properties, Inc.	710,600
	Total Mortgage REITS	137,290	32,700	Regency Centers Corporation *	1,933,224
			99,000	Simon Property Group, Inc. *	8,899,110
			18,000	Tanger Factory Outlet Centers, Inc. *	646,740
			28,500	Taubman Centers, Inc.	1,386,525
Office REITS (15.7%)			19,500	Weingarten Realty Investors *	591,240
19,300	Alexandria Real Estate Equities, Inc. *	1,878,662		Total Retail REITS	26,590,993
23,000	BioMed Realty Trust, Inc.	564,190
53,000	Boston Properties, Inc. *	4,781,660
40,996	Brandywine Realty Trust	646,097
29,970	Corporate Office Properties Trust	1,028,870

The accompanying Notes to Financial Statements are an integral part of this schedule.
11

Real Estate Securities Fund
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (94.8%)	Value	Shares	Common Stock (94.8%)	Value

Specialized REITS (16.2%)			13,000	Strategic Hotel Capital, Inc.	$121,810
5,000	Ashford Hospitality Trust	$23,100	17,000	Sunstone Hotel Investors, Inc. *	282,200
27,600	DiamondRock Hospitality Company	300,564	59,341	Ventas, Inc.	2,526,146
9,900	Entertainment Properties Trust *	489,456		Total Specialized REITS	17,164,982
30,000	Extra Space Storage, Inc.	460,800
58,500	Health Care Property Investors, Inc.	1,860,885		Total Common Stock
28,500	Health Care REIT, Inc. *	1,268,250		(cost $107,998,659)	100,629,022
12,500	Healthcare Realty Trust, Inc.	297,125
13,000	Hospitality Properties Trust	317,980
183,090	Host Marriott Corporation *	2,499,178
16,700	LaSalle Hotel Properties *	419,671	Shares	Preferred Stock (0.3%)	Value
38,000	Nationwide Health Properties, Inc. *	1,196,620	13,940	Federal National Mortgage Association *	$319,923
10,500	Plum Creek Timber Company, Inc. *	448,455		Total Preferred Stock
50,000	Public Storage, Inc. *	4,039,500		(cost $333,091)	319,923
31,400	Senior Housing Property Trust	613,242

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (0.6%)	Rate	Date	Value
$180,259	Countrywide Home Loans, Inc.	5.531%	3/20/2036	$169,139
156,639	Deutsche Alt-A Securities, Inc.	5.888	6/25/2036	156,333
346,512	J.P. Morgan Alternative Loan Trust †	2.563	7/25/2008	328,450
	Total Long-Term Fixed Income (cost $651,833)			653,922

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (40.7%)	Rate (+)	Date	Value
43,206,059	Thrivent Financial Securities Lending Trust	2.550%	N/A	$43,206,059
	Total Collateral Held for Securities Loaned
	(cost $43,206,059)			43,206,059

The accompanying Notes to Financial Statements are an integral part of this schedule.
12

Real Estate Securities Fund
Schedule of Investments as of June 30, 2008 (unaudited)

		Interest	Maturity
Shares	Short-Term Investments (4.6%)	Rate (+)	Date	Value
4,883,262	Thrivent Money Market Fund	2.400%	N/A	$4,883,262
	Total Short-Term Investments (at amortized cost)			4,883,262
	Total Investments (cost $157,072,904) 141.0%			$149,692,188
	Other Assets and Liabilities, Net (41.0%)			(43,533,202)
	Total Net Assets 100.0%			$106,158,986

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

Definitions:

ETF — Exchange Traded Fund.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,773,493
Gross unrealized depreciation	(9,154,209)
Net unrealized appreciation (depreciation)	($7,380,716)
Cost for federal income tax purposes	$157,072,904

The accompanying Notes to Financial Statements are an integral part of this schedule.
13

Equity Income Plus Fund
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (80.1%)	Value	Shares	Common Stock (80.1%)	Value
Consumer Discretionary (4.5%)			Financials (23.5%)
1,200	Buckle, Inc.	$54,876	350	Acadia Realty Trust	$8,102
5,700	Gannett Company, Inc.	123,519	2,100	AFLAC, Inc. ‡	131,880
5,200	General Motors Corporation	59,800	350	Agree Realty Corporation	7,718
1,900	Genuine Parts Company	75,392	350	Alexandria Real Estate Equities, Inc.	34,069
6,400	Home Depot, Inc.	149,888	900	AMB Property Corporation ‡	45,342
4,100	Johnson Controls, Inc.	117,588	400	American Campus Communities, Inc.	11,136
250	Marriott International, Inc.	6,560	650	Annaly Capital Management, Inc.	10,082
4,500	McDonald’s Corporation	252,990	600	Apartment Investment &
4,300	NIKE, Inc.	256,323		Management Company	20,436
450	Starwood Hotels & Resorts		1,300	Ashford Hospitality Trust	6,006
	Worldwide, Inc.	18,032	850	Avalonbay Communities, Inc.	75,786
1,700	Target Corporation	79,033	11,600	Bank of America Corporation ‡	276,892
2,500	VF Corporation	177,950	5,300	Bank of New York Mellon Corporation ~	200,499
	Total Consumer Discretionary	1,371,951	5,000	BB&T Corporation ‡	113,850
			600	BioMed Realty Trust, Inc.	14,718
Consumer Staples (7.6%)			900	BOK Financial Corporation	48,105
7,300	Altria Group, Inc. ‡	150,088	1,200	Boston Properties, Inc. ‡	108,264
1,400	Avon Products, Inc. ‡	50,428	600	Brandywine Realty Trust	9,456
4,100	Coca-Cola Company ~	213,118	350	BRE Properties, Inc.	15,148
2,100	Colgate-Palmolive Company ~	145,110	600	Brookfield Asset Management, Inc.	19,524
2,100	Costco Wholesale Corporation ~	147,294	1,600	Brookfield Properties Corporation	28,464
2,500	Diageo plc ADR	184,675	450	Camden Property Trust	19,917
3,800	General Mills, Inc. ~	230,926	300	CB Richard Ellis Group, Inc. #	5,760
1,400	H.J. Heinz Company	66,990	10,400	Citigroup, Inc. ‡	174,304
1,900	Kimberly-Clark Corporation	113,582	400	Colonial Properties Trust	8,008
5,700	Kraft Foods, Inc.	162,165	700	Corporate Office Properties Trust	24,031
1,800	Molson Coors Brewing Company	97,794	1,000	Cullen/Frost Bankers, Inc.	49,850
6,700	Philip Morris International, Inc.	330,913	1,150	DCT Industrial Trust, Inc.	9,522
4,000	Procter & Gamble Company	243,240	900	Developers Diversified Realty
3,200	Wal-Mart Stores, Inc.	179,840		Corporation	31,239
	Total Consumer Staples	2,316,163	900	DiamondRock Hospitality Company	9,801
			950	Digital Realty Trust, Inc.	38,864
Energy (11.0%)			450	Douglas Emmett, Inc.	9,886
2,200	Apache Corporation ‡	305,800	500	Duke Realty Corporation	11,225
3,900	BP plc ADR ‡	271,323	750	DuPont Fabros Technology, Inc.	13,980
3,900	Chevron Corporation ‡	386,607	200	Entertainment Properties Trust	9,888
1,900	ConocoPhillips ‡	179,341	2,100	Equity Residential REIT	80,367
2,400	Devon Energy Corporation ~	288,384	350	Essex Property Trust, Inc.	37,275
3,700	Exxon Mobil Corporation ~	326,081	2,500	Everest Re Group, Ltd.	199,275
2,000	Halliburton Company	106,140	850	Extra Space Storage, Inc.	13,056
3,800	Helmerich & Payne, Inc.	273,676	6,000	Federal Home Loan
4,000	Holly Corporation	147,680		Mortgage Corporation	98,400
5,400	Nabors Industries, Ltd. #	265,842	3,200	Federal National Mortgage Association	62,432
500	Occidental Petroleum Corporation	44,930	600	Federal Realty Investment Trust	41,400
2,600	Royal Dutch Shell plc ADR	212,446	2,600	FirstMerit Corporation	42,406
1,400	Schlumberger, Ltd.	150,402	300	Forest City Enterprises	9,666
4,300	Total SA ADR	366,661	1,800	General Growth Properties, Inc.	63,054
	Total Energy	3,325,313	5,200	Glacier Bancorp, Inc.	83,148
			1,100	Goldman Sachs Group, Inc. ~	192,390

The accompanying Notes to Financial Statements are an integral part of this schedule.
14

Equity Income Plus Fund
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (80.1%)	Value	Shares	Common Stock (80.1%)	Value
Financials — continued			6,300	SPDR DJ Wilshire International Real
2,300	Hartford Financial Services Group, Inc.	$148,511		Estate ETF	$295,659
1,200	Health Care Property Investors, Inc.	38,172	700	Strategic Hotel Capital, Inc.	6,559
550	Health Care REIT, Inc.	24,475	500	Sunstone Hotel Investors, Inc.	8,300
300	Healthcare Realty Trust, Inc.	7,131	13,000	Synovus Financial Corporation	113,490
350	Highwoods Properties, Inc.	10,997	500	Tanger Factory Outlet Centers, Inc.	17,965
250	Home Properties, Inc.	12,015	650	Taubman Centers, Inc.	31,622
300	Hospitality Properties Trust	7,338	10,600	U.S. Bancorp	295,634
4,150	Host Marriott Corporation	56,648	850	UDR, Inc.	19,023
7,900	Hudson City Bancorp, Inc.	131,772	1,400	Ventas, Inc.	59,598
650	Inland Real Estate Corporation	9,373	1,250	Vornado Realty Trust	110,000
12,170	iShares S&P U.S. Preferred		5,200	Washington Federal, Inc.	94,120
	Stock Index Fund	485,948	350	Weingarten Realty Investors	10,612
450	iSTAR Financial, Inc.	5,944		Total Financials	7,109,299
9,600	J.P. Morgan Chase & Company	329,376
300	Kilroy Realty Corporation	14,109	Health Care (6.1%)
2,050	Kimco Realty Corporation	70,766	5,600	Abbott Laboratories ‡	296,632
600	LaSalle Hotel Properties	15,078	2,600	AstraZeneca plc ~	110,578
550	Liberty Property Trust	18,232	1,800	Baxter International, Inc.	115,092
3,800	Lincoln National Corporation	172,216	4,300	Bristol-Myers Squibb Company ‡	88,279
650	Macerich Company	40,384	1,600	Capital Senior Living Corporation	12,064
400	Mack-Cali Realty Corporation	13,668	2,200	Eli Lilly and Company	101,552
5,400	Mercury General Corporation	252,288	3,400	Johnson & Johnson	218,756
2,500	Merrill Lynch & Company, Inc.	79,275	1,900	McKesson Corporation	106,229
350	Mid-America Apartment		3,000	Medtronic, Inc.	155,250
	Communities, Inc.	17,864	9,400	Pfizer, Inc.	164,218
1,100	Mission West Properties, Inc.	12,056	3,200	Sanofi-Aventis ADR	106,336
1,400	Monmouth Real Estate		3,800	Teva Pharmaceutical Industries,
	Investment Corporation	8,960		Ltd. ADR	174,040
4,600	Morgan Stanley	165,922	4,200	Wyeth	201,432
900	National Retail Properties, Inc.	18,810		Total Health Care	1,850,458
1,000	Nationwide Health Properties, Inc.	31,490
8,300	Old Republic International Corporation	98,272	Industrials (8.6%)
900	Omega Healthcare Investors, Inc.	14,985	2,300	3M Company	160,057
550	One Liberty Properties, Inc.	8,970	3,600	Caterpillar, Inc. ‡	265,752
8,800	People’s United Financial, Inc.	137,280	8,500	Courier Corporation ~	170,680
200	Plum Creek Timber Company, Inc.	8,542	2,800	Danaher Corporation ~	216,440
350	Post Properties, Inc.	10,412	4,100	Emerson Electric Company ~	202,745
24,960	PowerShares Preferred Portfolio	431,059	2,500	General Dynamics Corporation	210,500
2,100	Principal Financial Group, Inc.	88,137	15,000	General Electric Company	400,350
2,100	ProLogis Trust	114,135	1,900	Honeywell International, Inc.	95,532
1,200	Public Storage, Inc.	96,948	8,900	Masco Corporation	139,997
800	Realty Income Corporation	18,208	4,300	Pitney Bowes, Inc.	146,630
650	Regency Centers Corporation	38,428	4,400	Republic Services, Inc.	130,680
750	Senior Housing Property Trust	14,648	2,400	Tyco International, Ltd.	96,096
2,200	Simon Property Group, Inc.	197,758	2,600	United Technologies Corporation	160,420
550	SL Green Realty Corporation	45,496	5,900	Waste Management, Inc.	222,489
				Total Industrials	2,618,368

The accompanying Notes to Financial Statements are an integral part of this schedule.
15

Equity Income Plus Fund
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (80.1%)	Value	Shares	Common Stock (80.1%)	Value
Information Technology (7.2%)			14,500	Time Warner Telecom, Inc. #	$232,435
5,800	Accenture, Ltd.	$236,176	6,000	Verizon Communications, Inc.	212,400
5,000	Automatic Data Processing, Inc. ‡	209,500		Total Telecommunications
3,700	Hewlett-Packard Company ~	163,577		Services	1,199,399
13,800	Intel Corporation ~	296,424
3,400	International Business Machines		Utilities (3.4%)
	Corporation	403,002	11,000	Atmos Energy Corporation ‡	303,270
8,000	Microsoft Corporation	220,080	6,900	Black Hills Corporation ‡	221,214
8,300	Nokia Oyj ADR	203,350	2,900	National Fuel Gas Company	172,492
5,100	Paychex, Inc.	159,528	4,400	Progress Energy, Inc.	184,052
5,500	Plexus Corporation ADR #	152,240	2,200	Questar Corporation	156,288
4,100	Taiwan Semiconductor Manufacturing			Total Utilities	1,037,316
	Company, Ltd.	44,731
3,500	Texas Instruments, Inc.	98,560		Total Common Stock
	Total Information Technology	2,187,168		(cost $25,678,823)	24,279,039

Materials (4.2%)
2,400	Air Products and Chemicals, Inc. ‡	237,264
1,900	Broken Hill Proprietary, Ltd.	161,861	Shares	Preferred Stock (2.6%)	Value
2,600	E.I. du Pont de Nemours and Company	111,514	1,700	Bank of America Corporation	$42,177
1,100	Monsanto Company	139,084	3,545	Federal Home Loan Mortgage Corporation	86,144
2,800	Nucor Corporation	209,076	4,000	Federal National Mortgage Association	91,800
900	PPG Industries, Inc.	51,633	4,600	Lehman Brothers Holdings, Inc.	93,610
2,200	Praxair, Inc.	207,328	5,000	Merrill Lynch & Company, Inc.	116,000
2,700	Rohm and Haas Company	125,388	4,500	MetLife, Inc.	96,300
400	Weyerhaeuser Company	20,456	1,100	Prudential Financial, Inc.	27,390
	Total Materials	1,263,604	4,000	US Bancorp	101,520
			1,565	Wachovia Corporation	35,087
Telecommunications Services (4.0%)			3,595	Xcel Energy, Inc.	88,689
3,000	America Movil SA de CV ADR ‡	158,250		Total Preferred Stock
17,700	AT&T, Inc. ‡	596,314		(cost $825,777)	778,717

The accompanying Notes to Financial Statements are an integral part of this schedule.
16

Equity Income Plus Fund
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (1.2%)	Rate	Date	Value
$100,000	Bank of America Corporation	8.000%	1/30/2018	$93,687
100,000	Citigroup Capital XXI	8.300	12/21/2037	94,433
100,000	J.P. Morgan Chase & Company	7.900	4/30/2018	93,764
100,000	Wachovia Corporation	7.980	3/15/2018	91,840
	Total Long-Term Fixed Income (cost $399,893)			373,724

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (15.6%)	Rate (+)	Date	Value
$300,000	Federal National Mortgage Association ‡	2.107%	9/17/2008	$298,638
4,426,801	Thrivent Money Market Fund	2.400	N/A	4,426,801
	Total Short-Term Investments (at amortized cost)			4,725,439
	Total Investments (cost $31,629,932) 99.5%			$30,156,919
	Other Assets and Liabilities, Net 0.5%			155,745
	Total Net Assets 100.0%			$30,312,664

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
S&P 500 Index Mini-Futures	68	September 2008	$4,622,590	$4,355,740	($266,850)
Total Futures					($266,850)

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)
S&P 500 Mini-Futures	20	$1,340	July 2008	($4,400)	$10,295
S&P 500 Mini-Futures	20	1,350	July 2008	(2,850)	12,345
Total Call Options Written				($7,250)	$22,640

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At June 30, 2008, $298,638 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $4,468,021 of investments were earmarked as collateral to cover open financial futures contracts.

~ All or a portion of the security was earmarked as collateral to cover options.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

ETF — Exchange Traded Fund.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$657,757
Gross unrealized depreciation	(2,130,770)
Net unrealized appreciation (depreciation)	($1,473,013)
Cost for federal income tax purposes	$31,629,932

The accompanying Notes to Financial Statements are an integral part of this schedule.
17

Diversified Income Plus Fund
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (34.4%)	Value	Shares	Common Stock (34.4%)	Value
Consumer Discretionary (1.7%)			600	Occidental Petroleum Corporation	$53,916
2,300	Buckle, Inc.	$105,179	5,000	Royal Dutch Shell plc ADR	408,550
10,900	Gannett Company, Inc.	236,203	2,700	Schlumberger, Ltd.	290,061
9,900	General Motors Corporation *	113,850	8,100	Total SA ADR	690,687
2,900	Genuine Parts Company	115,072		Total Energy	7,876,037
12,100	Home Depot, Inc. *	283,382
7,900	Johnson Controls, Inc.	226,572	Financials (13.0%)
1,400	Marriott International, Inc.	36,736	1,800	Acadia Realty Trust	41,670
8,600	McDonald’s Corporation	483,492	4,100	AFLAC, Inc.	257,480
8,800	NIKE, Inc.	524,568	1,700	Agree Realty Corporation	37,485
2,300	Starwood Hotels & Resorts		1,900	Alexandria Real Estate Equities, Inc. *	184,946
	Worldwide, Inc. *	92,161	4,600	AMB Property Corporation ±	231,748
3,300	Target Corporation	153,417	2,000	American Campus Communities, Inc. *	55,680
4,700	VF Corporation	334,546	3,300	Annaly Capital Management, Inc.	51,183
	Total Consumer Discretionary	2,705,178	3,115	Apartment Investment &
				Management Company	106,097
Consumer Staples (2.8%)			5,400	Ashford Hospitality Trust	24,948
14,000	Altria Group, Inc.	287,840	4,400	Avalonbay Communities, Inc.	392,304
2,700	Avon Products, Inc.	97,254	22,100	Bank of America Corporation ‡	527,527
7,800	Coca-Cola Company	405,444	10,100	Bank of New York Mellon Corporation	382,083
4,100	Colgate-Palmolive Company	283,310	9,600	BB&T Corporation *	218,592
4,000	Costco Wholesale Corporation	280,560	3,200	BioMed Realty Trust, Inc.	78,496
4,700	Diageo plc ADR	347,189	2,000	BOK Financial Corporation	106,900
7,300	General Mills, Inc.	443,621	6,000	Boston Properties, Inc. ±	541,320
2,700	H.J. Heinz Company	129,195	3,200	Brandywine Realty Trust	50,432
3,700	Kimberly-Clark Corporation	221,186	1,700	BRE Properties, Inc. *	73,576
10,900	Kraft Foods, Inc.	310,105	3,100	Brookfield Asset Management, Inc.	100,874
3,500	Molson Coors Brewing Company	190,155	8,200	Brookfield Properties Corporation *	145,878
12,700	Philip Morris International, Inc.	627,253	2,400	Camden Property Trust	106,224
7,600	Procter & Gamble Company	462,156	1,400	CB Richard Ellis Group, Inc. #	26,880
6,100	Wal-Mart Stores, Inc.	342,820	19,800	Citigroup, Inc. ±	331,848
	Total Consumer Staples	4,428,088	2,000	Colonial Properties Trust *	40,040
			3,600	Corporate Office Properties Trust	123,588
Energy (4.9%)			2,100	Cullen/Frost Bankers, Inc.	104,685
4,100	Apache Corporation ±	569,900	6,000	DCT Industrial Trust, Inc.	49,680
7,400	BP plc ADR ±	514,818	4,500	Developers Diversified Realty
7,400	Chevron Corporation ‡	733,562		Corporation	156,195
3,200	ConocoPhillips ±	302,048	4,700	DiamondRock Hospitality Company	51,183
4,600	Devon Energy Corporation ±	552,736	4,800	Digital Realty Trust, Inc. *	196,368
30,098	Energy Income and Growth Fund	683,526	2,400	Douglas Emmett, Inc.	52,728
7,000	Exxon Mobil Corporation	616,910	2,500	Duke Realty Corporation	56,125
4,400	Halliburton Company	233,508	3,800	DuPont Fabros Technology, Inc. *	70,832
7,200	Helmerich & Payne, Inc.	518,544	1,100	Entertainment Properties Trust	54,384
8,600	Holly Corporation	317,512	10,800	Equity Residential REIT *	413,316
32,168	Kayne Anderson MLP		1,800	Essex Property Trust, Inc.	191,700
	Investment Company	882,690	4,800	Everest Re Group, Ltd.	382,608
10,300	Nabors Industries, Ltd. #	507,069	4,400	Extra Space Storage, Inc.	67,584

The accompanying Notes to Financial Statements are an integral part of this schedule.
18

Diversified Income Plus Fund
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (34.4%)	Value	Shares	Common Stock (34.4%)	Value
Financials — continued			1,000	Plum Creek Timber Company, Inc.	$42,710
11,400	Federal Home Loan		1,700	Post Properties, Inc.	50,575
	Mortgage Corporation	$186,960	6,600	PowerShares Preferred Portfolio	113,982
6,100	Federal National Mortgage Association	119,011	4,100	Principal Financial Group, Inc. *	172,077
3,100	Federal Realty Investment Trust *	213,900	10,500	ProLogis Trust *	570,675
44,470	Fiduciary/Claymore MLP		5,902	Public Storage, Inc.	476,823
	Opportunity Fund	919,193	4,200	Realty Income Corporation *	95,592
4,500	FirstMerit Corporation	73,395	3,300	Regency Centers Corporation	195,096
1,600	Forest City Enterprises	51,552	3,900	Senior Housing Property Trust	76,167
9,200	General Growth Properties, Inc. *	322,276	11,000	Simon Property Group, Inc. *	988,790
9,900	Glacier Bancorp, Inc. *	158,301	2,666	SL Green Realty Corporation *	220,532
2,000	Goldman Sachs Group, Inc.	349,800	10,300	SPDR DJ Wilshire International Real
4,400	Hartford Financial Services Group, Inc.	284,108		Estate ETF *	483,379
6,000	Health Care Property Investors, Inc.	190,860	2,900	Strategic Hotel Capital, Inc.	27,173
2,800	Health Care REIT, Inc. *	124,600	2,500	Sunstone Hotel Investors, Inc.	41,500
1,300	Healthcare Realty Trust, Inc.	30,901	24,800	Synovus Financial Corporation *	216,504
1,900	Highwoods Properties, Inc.	59,698	2,500	Tanger Factory Outlet Centers, Inc. *	89,825
1,300	Home Properties, Inc. *	62,478	3,300	Taubman Centers, Inc.	160,545
1,600	Hospitality Properties Trust	39,136	31,083	Tortoise Energy
21,300	Host Marriott Corporation *	290,745		Infrastructure Corporation	844,515
15,100	Hudson City Bancorp, Inc.	251,868	12,621	Tortoise North American
3,300	Inland Real Estate Corporation	47,586		Energy Corporation	311,100
7,000	iShares S&P U.S. Preferred Stock		20,100	U.S. Bancorp	560,589
	Index Fund	279,510	4,500	UDR, Inc.	100,710
2,300	iSTAR Financial, Inc. *	30,383	7,000	Ventas, Inc.	297,990
18,200	J.P. Morgan Chase & Company	624,442	6,300	Vornado Realty Trust	554,400
1,600	Kilroy Realty Corporation	75,248	9,900	Washington Federal, Inc.	179,190
10,445	Kimco Realty Corporation	360,561	1,900	Weingarten Realty Investors *	57,608
3,100	LaSalle Hotel Properties	77,903		Total Financials	20,908,661
2,900	Liberty Property Trust	96,135
7,300	Lincoln National Corporation	330,836	Health Care (2.2%)
3,300	Macerich Company	205,029	10,600	Abbott Laboratories ‡	561,482
2,100	Mack-Cali Realty Corporation	71,757	4,900	AstraZeneca plc	208,397
10,200	Mercury General Corporation	476,544	3,500	Baxter International, Inc.	223,790
4,800	Merrill Lynch & Company, Inc. *	152,208	8,200	Bristol-Myers Squibb Company	168,346
1,800	Mid-America Apartment		8,200	Capital Senior Living Corporation	61,828
	Communities, Inc.	91,872	4,200	Eli Lilly and Company	193,872
5,400	Mission West Properties, Inc.	59,184	6,500	Johnson & Johnson	418,210
7,100	Monmouth Real Estate		3,700	McKesson Corporation	206,867
	Investment Corporation	45,440	5,800	Medtronic, Inc.	300,150
8,700	Morgan Stanley	313,809	18,000	Pfizer, Inc.	314,460
4,700	National Retail Properties, Inc.	98,230	6,100	Sanofi-Aventis ADR	202,703
5,100	Nationwide Health Properties, Inc. *	160,599	7,200	Teva Pharmaceutical Industries,
15,900	Old Republic International Corporation	188,256		Ltd. ADR *	329,760
4,500	Omega Healthcare Investors, Inc.	74,925	8,000	Wyeth	383,680
2,800	One Liberty Properties, Inc.	45,668		Total Health Care	3,573,545
16,700	People’s United Financial, Inc.	260,520

The accompanying Notes to Financial Statements are an integral part of this schedule.
19

Diversified Income Plus Fund
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (34.4%)	Value	Shares	Common Stock (34.4%)	Value
Industrials (3.1%)			Telecommunications Services (1.4%)
4,400	3M Company	$306,196	5,700	America Movil SA de CV ADR ‡	$300,675
6,800	Caterpillar, Inc.	501,976	33,700	AT&T, Inc. ‡	1,135,351
16,100	Courier Corporation	323,288	27,600	Time Warner Telecom, Inc. #	442,428
5,400	Danaher Corporation	417,420	11,500	Verizon Communications, Inc.	407,100
7,900	Emerson Electric Company ±	390,655		Total Telecommunications
4,800	General Dynamics Corporation	404,160		Services	2,285,554
28,500	General Electric Company	760,665
3,700	Honeywell International, Inc.	186,036	Utilities (1.2%)
16,900	Masco Corporation	265,837	20,900	Atmos Energy Corporation ‡	576,213
8,100	Pitney Bowes, Inc.	276,210	13,100	Black Hills Corporation ±	419,986
8,400	Republic Services, Inc.	249,480	5,600	National Fuel Gas Company	333,088
4,600	Tyco International, Ltd.	184,184	8,400	Progress Energy, Inc.	351,372
5,000	United Technologies Corporation	308,500	4,200	Questar Corporation	298,368
11,300	Waste Management, Inc.	426,123		Total Utilities	1,979,027
	Total Industrials	5,000,730
				Total Common Stock
Information Technology (2.6%)				(cost $63,712,160)	55,378,473
11,000	Accenture, Ltd. *	447,920
9,500	Automatic Data Processing, Inc.	398,050
7,100	Hewlett-Packard Company	313,891
26,200	Intel Corporation	562,776		Preferred Stock/
6,400	International Business		Shares	Equity-Linked Securities (0.7%)	Value
	Machines Corporation	758,592	11,658	Allegro Investment Corporation
15,300	Microsoft Corporation	420,903		SA TGT, Convertible ‡¿≤	$583,925
15,800	Nokia Oyj ADR	387,100	4,000	Federal National Mortgage Association	91,800
9,700	Paychex, Inc.	303,416	4,000	Merrill Lynch & Company, Inc.	92,800
10,400	Plexus Corporation #	287,872	4,000	MetLife, Inc.	85,600
7,800	Taiwan Semiconductor Manufacturing		4,000	Prudential Financial, Inc.	99,600
	Company, Ltd. ADR #	85,098	4,000	US Bancorp	101,520
6,700	Texas Instruments, Inc.	188,672	4,000	Xcel Energy, Inc.	98,680
	Total Information Technology	4,154,290		Total Preferred Stock/
				Equity-Linked Securities
Materials (1.5%)				(cost $1,161,848)	1,153,925
4,600	Air Products and Chemicals, Inc. ±	454,756
3,600	Broken Hill Proprietary, Ltd.	306,684
5,000	E.I. du Pont de Nemours and Company	214,450
2,000	Monsanto Company	252,880
5,300	Nucor Corporation	395,751
1,800	PPG Industries, Inc.	103,266
4,200	Praxair, Inc.	395,808
5,200	Rohm and Haas Company *	241,488
2,000	Weyerhaeuser Company	102,280
	Total Materials	2,467,363

The accompanying Notes to Financial Statements are an integral part of this schedule.
20

Diversified Income Plus Fund
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Bank Loans (5.3%) !!	Rate	Date	Value
Basic Materials (0.8%)
$816,452	Georgia-Pacific Corporation, Term Loan	4.449%	12/20/2012	$768,657
577,100	Graphic Packaging International, Inc., Term Loan	5.536	5/16/2014	556,469
	Total Basic Materials			1,325,126

Communications Services (0.6%)
580,000	Alltel Communications, Inc., Term Loan ≠	5.233	5/15/2015	572,680
544,472	Idearc, Inc., Term Loan	4.787	11/17/2014	434,897
	Total Communications Services			1,007,577

Consumer Cyclical (0.3%)
578,532	Ford Motor Company, Term Loan	5.480	12/15/2013	466,372
	Total Consumer Cyclical			466,372

Consumer Non-Cyclical (2.1%)
545,875	Biomet, Inc., Term Loan	5.801	3/25/2015	533,866
422,813	BSC International Holdings, Ltd., Term Loan	3.615	4/21/2011	399,558
5,964	CHS/Community Health Systems, Inc., Term Loan §≠	3.483	7/25/2014	5,615
524,250	CHS/Community Health Systems, Inc., Term Loan	4.859	7/25/2014	493,508
570,000	Constellation Brands, Inc., Term Loan	4.143	6/5/2013	550,979
816,488	HCA, Inc., Term Loan	5.051	11/18/2013	766,013
567,150	Mylan Laboratories, Inc., Term Loan	5.934	10/2/2014	559,352
	Total Consumer Non-Cyclical			3,308,891

Technology (0.7%)
567,143	First Data Corporation, Term Loan	5.261	9/24/2014	521,845
126,278	Flextronics Semiconductor, Ltd., Term Loan	4.963	10/1/2014	117,202
439,447	Flextronics Semiconductor, Ltd., Term Loan	5.035	10/1/2014	400,081
	Total Technology			1,039,128

Transportation (0.3%)
567,107	Kansas City Southern, Term Loan	4.777	4/28/2013	544,422
	Total Transportation			544,422

Utilities (0.5%)
815,097	Energy Future Holdings, Term Loan	6.234	10/10/2014	753,965
	Total Utilities			753,965
	Total Bank Loans (cost $8,694,187)			8,445,481

The accompanying Notes to Financial Statements are an integral part of this schedule.
21

Diversified Income Plus Fund
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (53.5%)	Rate	Date	Value
Asset-Backed Securities (2.3%)
$1,500,000	Citibank Credit Card Issuance Trust	5.650%	9/20/2019	$1,473,722
850,000	GAMUT Reinsurance, Ltd. †‡≤	9.899	8/4/2008	837,760
250,000	GAMUT Reinsurance, Ltd. †≤	17.899	8/4/2008	249,785
600,000	Merna Re, Ltd. †≤	4.551	9/30/2008	570,420
600,000	Merna Re, Ltd. †≤	5.551	9/30/2008	562,200
	Total Asset-Backed Securities			3,693,887

Basic Materials (3.8%)
150,000	Aleris International, Inc.	9.000	12/15/2014	119,438
220,000	Arch Western Finance, LLC	6.750	7/1/2013	215,600
290,000	Cascades, Inc. ±	7.250	2/15/2013	252,300
570,000	Chemtura Corporation	6.875	6/1/2016	493,050
280,000	Domtar, Inc.	7.875	10/15/2011	281,400
190,000	Domtar, Inc.	7.125	8/15/2015	180,975
190,000	Drummond Company, Inc. ≤	7.375	2/15/2016	176,700
320,000	FMG Finance, Pty., Ltd. ≤	10.625	9/1/2016	372,800
120,000	Georgia-Pacific Corporation	8.125	5/15/2011	118,500
760,000	Georgia-Pacific Corporation ≤	7.125	1/15/2017	714,400
300,000	Graphic Packaging International Corporation	9.500	8/15/2013	286,500
320,000	Griffin Coal Mining Company, Pty., Ltd. ≤	9.500	12/1/2016	254,400
280,000	Invista ≤	9.250	5/1/2012	286,300
100,000	Jefferson Smurfit Corporation	8.250	10/1/2012	87,250
150,000	Mosaic Global Holdings, Inc., Convertible ≤	7.375	12/1/2014	156,750
290,000	NewPage Corporation	10.000	5/1/2012	293,625
280,000	Novelis, Inc.	7.250	2/15/2015	264,600
300,000	Peabody Energy Corporation	5.875	4/15/2016	280,500
240,000	Smurfit-Stone Container Enterprises, Inc.	8.000	3/15/2017	192,000
500,000	Steel Dynamics, Inc. ≤	7.750	4/15/2016	497,500
340,000	Terra Capital, Inc.	7.000	2/1/2017	333,200
295,000	Vedanta Resources plc ≤^	8.750	1/15/2014	293,525
	Total Basic Materials			6,151,313

Capital Goods (3.8%)
620,000	Allied Waste North America, Inc.	6.875	6/1/2017	606,050
300,000	BE Aerospace, Inc.	8.500	7/1/2018	301,125
210,000	Berry Plastics Holding Corporation	8.875	9/15/2014	181,650
550,000	Bombardier, Inc. ‡≤	6.750	5/1/2012	537,625
290,000	Case New Holland, Inc. ±	7.125	3/1/2014	284,200
150,000	Crown Americas, Inc.	7.625	11/15/2013	149,625
150,000	Crown Americas, Inc.	7.750	11/15/2015	150,000
350,000	General Cable Corporation	7.125	4/1/2017	333,375
590,000	Honeywell International, Inc.	5.300	3/1/2018	581,200
570,000	L-3 Communications Corporation	5.875	1/15/2015	525,825
470,000	Leucadia National Corporation	7.125	3/15/2017	448,850
190,000	Mueller Water Products, Inc.	7.375	6/1/2017	162,450
270,000	Owens Corning, Inc.	6.500	12/1/2016	245,829
100,000	Owens-Brockway Glass Container, Inc.	8.250	5/15/2013	102,500
320,000	Owens-Illinois, Inc. *	7.500	5/15/2010	325,600

The accompanying Notes to Financial Statements are an integral part of this schedule.
22

Diversified Income Plus Fund
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (53.5%)	Rate	Date	Value
Capital Goods — continued
$260,000	Plastipak Holdings, Inc. ≤	8.500%	12/15/2015	$240,500
290,000	RBS Global, Inc./Rexnord Corporation	9.500	8/1/2014	279,850
295,000	Terex Corporation	8.000	11/15/2017	292,788
150,000	TransDigm, Inc.	7.750	7/15/2014	148,125
350,000	United Rentals North America, Inc.	7.000	2/15/2014	271,250
	Total Capital Goods			6,168,417

Collateralized Mortgage Obligations (2.1%)
2,575,724	Deutsche Alt-A Securities, Inc. †	4.564	7/1/2008	1,836,935
2,215,281	Washington Mutual Alternative Loan Trust †	4.278	7/1/2008	1,528,251
	Total Collateralized Mortgage Obligations			3,365,186

Commercial Mortgage-Backed Securities (4.5%)
2,000,000	Banc of America Large Loan Trust †‡≤	2.581	7/15/2008	1,879,668
2,000,000	Commercial Mortgage Pass-Through Certificates †‡≤	2.651	7/15/2008	1,872,542
1,750,000	J.P. Morgan Chase Commercial Mortgage Securities
	Corporation ‡	5.336	5/15/2047	1,641,608
2,000,000	Wachovia Bank Commercial Mortgage Trust †≤	2.591	7/15/2008	1,884,662
	Total Commercial Mortgage-Backed Securities			7,278,480

Communications Services (6.9%)
180,000	American Tower Corporation ‡≤	7.000	10/15/2017	178,200
590,000	AT&T, Inc. ‡	5.600	5/15/2018	575,652
180,000	Centennial Communications Corporation *	8.125	2/1/2014	178,200
290,000	Charter Communications Operating, LLC ±≤	8.000	4/30/2012	274,050
300,000	Charter Communications Operating, LLC ±≤	8.375	4/30/2014	284,250
295,000	Cincinnati Bell, Inc.	7.250	7/15/2013	287,625
570,000	Citizens Communications Company ±	6.250	1/15/2013	528,675
590,000	Comcast Corporation ‡	5.900	3/15/2016	576,482
295,000	Cricket Communications, Inc.	9.375	11/1/2014	283,938
550,000	CSC Holdings, Inc.	7.625	4/1/2011	539,000
99,000	Dex Media West, LLC/Dex Media West Finance Company	9.875	8/15/2013	89,100
235,000	DIRECTV Holdings, LLC	6.375	6/15/2015	220,312
290,000	DIRECTV Holdings, LLC ≤	7.625	5/15/2016	285,650
285,000	Echostar DBS Corporation	6.625	10/1/2014	263,625
300,000	EchoStar DBS Corporation ≤	7.750	5/31/2015	291,750
295,000	FairPoint Communications, Inc. ≤	13.125	4/1/2018	289,100
435,000	Idearc, Inc.	8.000	11/15/2016	273,506
90,000	Intelsat Bermuda, Ltd.	9.250	6/15/2016	90,675
570,000	Interpublic Group of Companies, Inc.	6.250	11/15/2014	493,050
120,000	Lamar Media Corporation	6.625	8/15/2015	109,200
570,000	Level 3 Financing, Inc.	9.250	11/1/2014	518,700
280,000	Liberty Media Corporation	5.700	5/15/2013	250,929
290,000	Mediacom Broadband, LLC	8.500	10/15/2015	259,188
300,000	News America, Inc.	6.650	11/15/2037	292,930
380,000	NTL Cable plc	9.125	8/15/2016	356,250
320,000	Quebecor Media, Inc.	7.750	3/15/2016	297,600
280,000	Qwest Communications International, Inc.	7.250	2/15/2011	270,550
90,000	Qwest Communications International, Inc.	7.500	2/15/2014	85,500

The accompanying Notes to Financial Statements are an integral part of this schedule.
23

Diversified Income Plus Fund
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (53.5%)	Rate	Date	Value
Communications Services — continued
$360,000	Qwest Corporation	7.875%	9/1/2011	$360,000
580,000	R.H. Donnelley Corporation	6.875	1/15/2013	345,100
120,000	Rural Cellular Corporation	9.875	2/1/2010	122,100
290,000	Sprint Capital Corporation	8.375	3/15/2012	287,100
355,000	Sprint Nextel Corporation	6.000	12/1/2016	305,300
300,000	Time Warner Cable, Inc.	5.850	5/1/2017	284,940
280,000	Time Warner Telecom Holdings, Inc.	9.250	2/15/2014	286,300
290,000	Videotron Ltee	6.875	1/15/2014	279,850
350,000	Windstream Corporation	8.625	8/1/2016	349,125
	Total Communications Services			11,063,502

Consumer Cyclical (6.0%)
350,000	Beazer Homes USA, Inc. *	8.625	5/15/2011	301,000
490,000	Buhrmann U.S., Inc.	7.875	3/1/2015	547,516
530,000	Centex Corporation ‡	7.500	1/15/2012	488,925
250,000	Circus & Eldorado Joint Venture/Silver
	Legacy Capital Corporation	10.125	3/1/2012	240,625
270,000	Corrections Corporation of America	6.250	3/15/2013	259,875
300,000	D.R. Horton, Inc.	6.500	4/15/2016	247,125
139,000	Dollarama Group, LP †	8.883	12/15/2008	129,965
260,000	Dollarama Group, LP	8.875	8/15/2012	245,700
230,000	Ford Motor Credit Company †	7.163	7/15/2008	215,566
80,000	Ford Motor Credit Company	9.750	9/15/2010	69,751
170,000	Ford Motor Credit Company *	7.000	10/1/2013	125,190
120,000	Ford Motor Credit Company *	8.000	12/15/2016	87,211
310,000	Gaylord Entertainment Company	6.750	11/15/2014	282,100
295,000	General Motors Corporation	7.200	1/15/2011	227,150
260,000	Hanesbrands, Inc. †	6.508	12/15/2008	241,800
570,000	Harrah’s Operating Company, Inc. ≤	10.750	2/1/2016	499,462
570,000	Host Marriott, LP	6.375	3/15/2015	504,450
280,000	KB Home *	6.250	6/15/2015	235,200
295,000	Lear Corporation *	8.500	12/1/2013	243,744
390,000	MGM MIRAGE	5.875	2/27/2014	315,900
295,000	MGM MIRAGE	6.625	7/15/2015	236,738
290,000	Pinnacle Entertainment	8.250	3/15/2012	284,925
270,000	Pokagon Gaming Authority ≤	10.375	6/15/2014	289,575
580,000	Pulte Homes, Inc.	7.875	8/1/2011	571,300
570,000	Rite Aid Corporation	7.500	3/1/2017	460,275
280,000	Royal Caribbean Cruises, Ltd.	7.250	6/15/2016	245,000
170,000	Service Corporation International	6.750	4/1/2015	161,925
280,000	Tenneco, Inc. ≤	8.125	11/15/2015	253,400
120,000	TRW Automotive, Inc. *≤	7.000	3/15/2014	104,100
360,000	Tunica Biloxi Gaming Authority ≤	9.000	11/15/2015	349,200
300,000	Turning Stone Resort Casino Enterprise ≤	9.125	12/15/2010	297,750
180,000	Turning Stone Resort Casino Enterprise ≤	9.125	9/15/2014	179,100
242,000	Universal City Florida Holding Company I/II †	7.623	8/1/2008	233,530
210,000	Warnaco, Inc.	8.875	6/15/2013	218,400
290,000	Wynn Las Vegas Capital Corporation	6.625	12/1/2014	265,350
	Total Consumer Cyclical			9,658,823

The accompanying Notes to Financial Statements are an integral part of this schedule.
24

Diversified Income Plus Fund
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (53.5%)	Rate	Date	Value
Consumer Non-Cyclical (3.7%)
$300,000	Aramark Corporation ‡	8.500%	2/1/2015	$294,000
650,000	Boston Scientific Corporation ‡	5.450	6/15/2014	599,625
480,000	Community Health Systems, Inc. ‡	8.875	7/15/2015	483,000
680,000	Constellation Brands, Inc. *	7.250	9/1/2016	639,200
300,000	Coventry Health Care, Inc.	5.950	3/15/2017	260,914
290,000	DaVita, Inc.	6.625	3/15/2013	278,400
300,000	FMC Finance III SA	6.875	7/15/2017	294,750
660,000	HCA, Inc.	9.250	11/15/2016	679,800
250,000	Jarden Corporation *	7.500	5/1/2017	217,500
570,000	LVB Acquisition, Inc. ≤	10.000	10/15/2017	608,475
230,000	Michael Foods, Inc.	8.000	11/15/2013	226,550
290,000	Stater Brothers Holdings, Inc.	8.125	6/15/2012	291,450
460,000	SUPERVALU, Inc.	7.500	11/15/2014	460,575
300,000	Tenet Healthcare Corporation	7.375	2/1/2013	282,000
300,000	Tenet Healthcare Corporation	9.250	2/1/2015	294,000
70,000	Ventas Realty, LP/Ventas Capital Corporation	6.500	6/1/2016	66,850
	Total Consumer Non-Cyclical			5,977,089

Energy (3.3%)
220,000	CHC Helicopter Corporation	7.375	5/1/2014	228,250
680,000	Chesapeake Energy Corporation ‡	6.375	6/15/2015	642,600
200,000	Chesapeake Energy Corporation ±	6.250	1/15/2018	184,000
300,000	Cie Generale de Geophysique Veritas	7.500	5/15/2015	299,250
280,000	Connacher Oil and Gas, Ltd. ≤	10.250	12/15/2015	295,400
220,000	Denbury Resources, Inc.	7.500	12/15/2015	218,900
270,000	Forest Oil Corporation	7.250	6/15/2019	259,200
170,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	163,200
400,000	Newfield Exploration Company	6.625	4/15/2016	367,000
260,000	OPTI Canada, Inc.	8.250	12/15/2014	258,700
270,000	PetroHawk Energy Corporation	9.125	7/15/2013	276,750
200,000	Petroplus Finance, Ltd. ≤	7.000	5/1/2017	176,500
300,000	Pioneer Natural Resources Company	6.650	3/15/2017	281,546
280,000	Plains Exploration & Production Company	7.750	6/15/2015	282,100
150,000	PNM Resources, Inc.	9.250	5/15/2015	154,875
295,000	Pride International, Inc.	7.375	7/15/2014	294,262
300,000	Quicksilver Resources, Inc.	7.750	8/1/2015	297,000
290,000	Tesoro Corporation	6.500	6/1/2017	260,275
295,000	Whiting Petroleum Corporation	7.000	2/1/2014	289,469
	Total Energy			5,229,277

Financials (4.8%)
300,000	AXA SA ‡≤	6.463	12/14/2018	239,991
120,000	Bank of America Corporation	8.000	1/30/2018	112,424
300,000	BBVA Bancomer SA ‡≤	6.008	5/17/2022	264,459
290,000	Capital One Capital III ‡	7.686	8/15/2036	232,042
250,000	Countrywide Financial Corporation *	6.250	5/15/2016	222,586
270,000	Deluxe Corporation	5.125	10/1/2014	213,300
250,000	E*Trade Financial Corporation *	7.375	9/15/2013	215,000
400,000	FTI Consulting, Inc.	7.625	6/15/2013	406,000

The accompanying Notes to Financial Statements are an integral part of this schedule.
25

Diversified Income Plus Fund
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (53.5%)	Rate	Date	Value
Financials — continued
$760,000	General Motors Acceptance Corporation, LLC	6.875%	9/15/2011	$546,115
560,000	J.P. Morgan Chase Capital XX	6.550	9/29/2036	484,304
600,000	Lehman Brothers Holdings, Inc.	7.000	9/27/2027	554,764
870,000	Lincoln National Corporation	7.000	5/17/2016	792,454
300,000	Mitsubishi UFG Capital Finance, Ltd.	6.346	7/25/2016	260,038
290,000	Nuveen Investment, Inc. ≤	10.500	11/15/2015	267,525
290,000	ProLogis Trust	5.625	11/15/2016	268,583
580,000	Rabobank Capital Funding Trust ≤	5.254	10/21/2016	498,096
290,000	Rouse Company	3.625	3/15/2009	279,002
145,000	Rouse Company, LP ≤	6.750	5/1/2013	130,649
580,000	Royal Bank of Scotland Group plc ≤	6.990	10/5/2017	522,016
580,000	Swiss RE Capital I, LP ≤	6.854	5/25/2016	511,403
580,000	Wachovia Capital Trust III	5.800	3/15/2011	394,400
305,000	Washington Mutual Preferred Funding *≤	6.665	12/1/2020	164,700
120,000	Wells Fargo Capital XIII	7.700	3/26/2013	119,286
	Total Financials			7,699,137

Mortgage-Backed Securities (3.2%)
5,250,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500	7/1/2038	5,174,531
	Total Mortgage-Backed Securities			5,174,531

Technology (2.3%)
36,000	Avago Technologies Finance Pte †	8.182	9/2/2008	35,775
180,000	Avago Technologies Finance Pte	10.125	12/1/2013	190,800
300,000	First Data Corporation ≤	9.875	9/24/2015	261,000
230,000	Flextronics International, Ltd. ‡	6.250	11/15/2014	215,050
570,000	Freescale Semiconductor, Inc.	8.875	12/15/2014	463,125
295,000	Iron Mountain, Inc.	7.750	1/15/2015	293,525
500,000	Nortel Networks, Ltd.	10.125	7/15/2013	488,750
110,000	NXP BV/NXP Funding, LLC †	5.463	7/15/2008	96,800
190,000	NXP BV/NXP Funding, LLC	9.500	10/15/2015	165,300
240,000	Sanmina-SCI Corporation	6.750	3/1/2013	215,400
490,000	Seagate Technology HDD Holdings	6.800	10/1/2016	447,125
570,000	SunGard Data Systems, Inc.	4.875	1/15/2014	506,588
290,000	Unisys Corporation	8.000	10/15/2012	249,400
	Total Technology			3,628,638

Transportation (1.0%)
280,000	Avis Budget Car Rental, LLC ‡	7.750	5/15/2016	214,900
272,174	Continental Airlines, Inc.	7.875	7/2/2018	209,574
180,000	Delta Air Lines, Inc.	7.920	11/18/2010	157,050
370,000	Hertz Corporation	8.875	1/1/2014	338,550
140,000	Hertz Corporation	10.500	1/1/2016	127,400
210,000	Kansas City Southern de Mexico SA de CV	7.625	12/1/2013	203,700
486,539	Piper Jaffray Equipment Trust Securities ≤	6.750	4/1/2011	430,587
	Total Transportation			1,681,761

The accompanying Notes to Financial Statements are an integral part of this schedule.
26

Diversified Income Plus Fund
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (53.5%)	Rate	Date	Value
U.S. Government (0.4%)
$580,000	U.S. Treasury Notes *	2.125%	4/30/2010	$575,786
	Total U.S. Government			575,786

Utilities (5.4%)
570,000	AES Corporation	7.750	10/15/2015	561,450
344,000	Colorado Interstate Gas Company	6.800	11/15/2015	351,381
290,000	Copano Energy, LLC	8.125	3/1/2016	291,450
150,000	Dynegy Holdings, Inc.	6.875	4/1/2011	148,312
130,000	Dynegy Holdings, Inc.	7.500	6/1/2015	119,925
170,000	Dynegy Holdings, Inc.	8.375	5/1/2016	164,900
150,000	Dynegy Holdings, Inc.	7.750	6/1/2019	136,500
170,000	Edison Mission Energy	7.500	6/15/2013	168,725
180,000	Edison Mission Energy	7.750	6/15/2016	179,100
270,000	Edison Mission Energy	7.000	5/15/2017	252,450
320,000	El Paso Corporation ‡	6.875	6/15/2014	320,585
290,000	Energy Future Holdings Corporation ‡≤	10.875	11/1/2017	292,900
880,000	Enterprise Products Operating, LP	8.375	8/1/2016	879,747
590,000	Exelon Corporation	4.900	6/15/2015	542,878
240,000	Illinois Power Company	6.125	11/15/2017	229,238
570,000	Intergen NV ≤	9.000	6/30/2017	589,950
280,000	Kinder Morgan Finance Company ulc	5.700	1/5/2016	249,200
100,000	Mirant North America, LLC	7.375	12/31/2013	99,125
755,000	NRG Energy, Inc.	7.375	2/1/2016	710,644
170,000	Pacific Energy Partners, LP/Pacific Energy Finance
	Corporation	7.125	6/15/2014	171,431
290,000	Regency Energy Partners, LP	8.375	12/15/2013	296,525
145,000	Reliant Energy Resources Corporation	6.750	12/15/2014	147,900
280,000	Reliant Resources, Inc. *	7.875	6/15/2017	273,700
295,000	Sabine Pass LNG, LP	7.500	11/30/2016	265,500
210,000	SemGroup, LP ≤	8.750	11/15/2015	203,700
150,000	Southern Star Central Corporation	6.750	3/1/2016	142,500
300,000	Southern Union Company	7.200	11/1/2011	242,079
570,000	Texas Competitive Electric Holdings Company, LLC ≤	10.250	11/1/2015	558,600
170,000	Williams Partners, LP	7.250	2/1/2017	170,000
	Total Utilities			8,760,395
	Total Long-Term Fixed Income (cost $92,234,561)			86,106,222

The accompanying Notes to Financial Statements are an integral part of this schedule.
27

Diversified Income Plus Fund
Schedule of Investments as of June 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (6.6%)	Rate (+)	Date	Value
10,620,418	Thrivent Financial Securities Lending Trust	2.550%	N/A	$10,620,418
	Total Collateral Held for Securities Loaned
	(cost $10,620,418)			10,620,418

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (6.6%)	Rate (+)	Date	Value
$300,000	Federal National Mortgage Association ‡	2.193%	9/17/2008	$298,582
10,381,062	Thrivent Money Market Fund	2.400	N/A	10,381,062
	Total Short-Term Investments (at amortized cost)			10,679,644
	Total Investments (cost $187,102,818) 107.1%			$172,384,163
	Other Assets and Liabilities, Net (7.1%)			(11,479,918)
	Total Net Assets 100.0%			$160,904,245

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	78	September 2008	$8,637,527	$8,623,266	($14,261)
10-Yr. U.S. Treasury Bond Futures	(20)	September 2008	(2,284,939)	(2,278,438)	6,501
Russell Mini-Futures	4	September 2008	288,201	276,680	(11,521)
S&P 500 Index Mini-Futures	25	September 2008	1,678,894	1,601,375	(77,519)
Total Futures					($96,800)

The accompanying Notes to Financial Statements are an integral part of this schedule.
28

Diversified Income Plus Fund
Schedule of Investments as of June 30, 2008 (unaudited)

			Notional
	Buy/Sell	Termination	Principal		Unrealized
Swaps and Counterparty	Protection	Date	Amount	Value	Gain/(Loss)
Credit Default Swaps
CDS COF, 5 Year, at 3.60%;	Buy	June 2013	$580,000	$13,075	$13,075
J.P. Morgan Chase and Co.
CDS WM, 5 Year, at 4.15%;	Buy	June 2013	510,000	32,952	32,952
J.P. Morgan Chase and Co.
Ford Motor Company, 5 Year, at 6.90%;	Sell	September 2012	240,000	(58,121)	(58,121)
Bank of America
Total Swaps				($12,094)	($12,094)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At June 30, 2008, $298,582 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $14,300,657 and $2,350,012 of investments were earmarked as collateral to cover open financial futures contracts and swap contracts, respectively.

^ Security is fair valued as discussed in item 2(A) of the notes to Financial Statements.

¿ These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board of Directors and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2008 the value of these investments was $21,563,001 or 13.4%  of total net assets.

≠ All or a portion of the loan is unfunded.

!! The stated interest rate represents the weighted average of all contracts within the bank loan facility. Bank loans generally have rates of interest which are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturities shown.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets. ETF — Exchange Traded Fund.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,055,307
Gross unrealized depreciation	(15,773,962)
Net unrealized appreciation (depreciation)	($14,718,655)
Cost for federal income tax purposes	$187,102,818

The accompanying Notes to Financial Statements are an integral part of this schedule.
29

Thrivent Mutual Funds
Statement of Assets and Liabilities

	Real Estate		Diversified
	Securities	Equity Income	Income Plus
As of June 30, 2008 (unaudited)	Fund	Plus Fund	Fund
Assets
Investments at cost	$157,072,904	$31,629,932	$187,102,818
Investments in securities at market value	101,602,867	25,730,118	151,382,683
Investments in affiliates at market value	48,089,321	4,426,801	21,001,480
Investments at Market Value	149,692,188	30,156,919	172,384,163

Cash	—	—	16
Dividends and interest receivable	425,820	61,122	1,531,152
Prepaid expenses	3,444	24,188	4,285
Receivable for investments sold	113,477	532,359	7,821,592
Receivable for fund shares sold	152,452	30,453	220,887
Swap agreements, at value	—	—	46,027
Receivable for variation margin	—	3,740	10,885
Total Assets	150,387,381	30,808,781	182,019,007

Liabilities
Distributions payable	4,117	953	135,658
Accrued expenses	21,209	12,401	62,390
Payable for investments purchased	920,212	461,370	9,760,021
Payable upon return of collateral for securities loaned	43,206,059	—	10,620,418
Payable for fund shares redeemed	3,328	1,370	338,291
Open options written, at value	—	7,250	—
Swap agreements, at value	—	—	58,121
Payable for variation margin	—	—	4,848
Payable to affiliate	73,470	12,773	129,602
Mortgage dollar roll deferred revenue	—	—	5,413
Total Liabilities	44,228,395	496,117	21,114,762

Net Assets
Capital stock (beneficial interest)	118,080,174	31,624,741	209,181,923
Accumulated undistributed net investment income/(loss)	(228,621)	10	(125,396)
Accumulated undistributed net realized gain/(loss)	(4,311,922)	405,136	(33,324,733)
Net unrealized appreciation/(depreciation) on:
Investments	(7,380,716)	(1,473,013)	(14,718,655)
Written option contracts	—	22,640	—
Futures contracts	—	(266,850)	(96,800)
Swap agreements	—	—	(12,094)
Foreign currency transactions	71	—	—
Total Net Assets	$106,158,986	$30,312,664	$160,904,245

Class A Share Capital	$13,773,028	$4,146,155	$153,011,518
Shares of beneficial interest outstanding (Class A)	1,373,005	444,898	25,354,901
Net asset value per share	$10.03	$9.32	$6.03
Maximum public offering price	$10.61	$9.86	$6.31

Class B Share Capital	$—	$—	$1,461,566
Shares of beneficial interest outstanding (Class B)	—	—	242,407
Net asset value per share	$—	$—	$6.03

Institutional Class Share Capital	$92,385,958	$26,166,509	$6,431,161
Shares of beneficial interest outstanding (Institutional Class)	9,207,032	2,805,935	1,067,907
Net asset value per share	$10.03	$9.33	$6.02

The accompanying Notes to Financial Statements are an integral part of this schedule.
30

Thrivent Mutual Funds
Statement of Operations

	Real Estate		Diversified
	Securities	Equity Income	Income Plus
For the six months ended June 30, 2008 (unaudited)	Fund	Plus Fund (a)	Fund
Investment Income
Dividends	$1,885,058	$257,710	$1,190,669
Taxable interest	23,333	27,743	3,660,741
Income from mortgage dollar rolls	—	—	13,655
Income from securities loaned	123,366	—	41,818
Income from affiliated investments	48,980	16,538	119,518
Foreign dividend tax withholding	(4,130)	(2,197)	(4,150)
Total Investment Income	2,076,607	299,794	5,022,251
Expenses
Adviser fees	409,501	60,046	473,497
Accounting and pricing fees	9,746	6,063	23,883
Administrative service fees	10,238	1,848	17,218
Amortization of offering costs	—	10,740	—
Audit and legal fees	8,817	4,861	9,346
Custody fees	6,538	11,463	16,482
Distribution expenses Class A	17,539	3,756	203,550
Distribution expenses Class B	—	—	9,393
Insurance expenses	1,999	843	2,252
Printing and postage expenses Class A	8,953	1,095	44,969
Printing and postage expenses Class B	—	—	447
Printing and postage expenses Institutional Class	3,141	578	419
SEC and state registration expenses	25,060	1,957	12,028
Transfer agent fees Class A	27,685	1,163	106,561
Transfer agent fees Class B	—	—	4,525
Transfer agent fees Institutional Class	108	37	178
Trustees’ fees	1,877	1,601	3,970
Other expenses	5,495	2,368	4,289
Total Expenses Before Reimbursement	536,697	108,419	933,007
Less:
Reimbursement from adviser	(38,076)	(29,244)	(61,189)
Custody earnings credit	(29)	(14)	(121)
Total Net Expenses	498,592	79,161	871,697
Net Investment Income/(Loss)	1,578,015	220,633	4,150,554
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(2,334,191)	30,325	(5,365,231)
Written option contracts	—	84,176	8,984
Futures contracts	—	290,635	(64,647)
Foreign currency transactions	(4,193)	—	—
Swap agreements	—	—	(331,195)
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,318,091)	(1,473,013)	(5,981,727)
Written option contracts	—	22,640	—
Futures contracts	—	(266,850)	(130,001)
Foreign currency forward contracts	484	—	—
Foreign currency transactions	(259)	—	—
Swap agreements	—	—	54,165
Net Realized and Unrealized Gains/(Losses)	(4,656,250)	(1,312,087)	(11,809,652)
Net Increase/(Decrease) in Net Assets Resulting
From Operations	$(3,078,235)	$(1,091,454)	$(7,659,098)

(a) For the period from February 29, 2008 (inception) through June 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.
31

Thrivent Mutual Funds
Statement of Changes in Net Assets

	Real Estate		Equity Income
	Securities Fund		Plus Fund
	6/30/2008	12/31/2007	6/30/2008 (a)
For the periods ended	(unaudited)		(unaudited)
Operations
Net investment income/(loss)	$1,578,015	$1,408,152	$220,633
Net realized gains/(losses) on:
Investments	(2,334,191)	1,241,297	30,325
Written option contracts	—	—	84,176
Futures contracts	—	—	290,635
Foreign currency transactions	(4,193)	(14,431)	—
Swap agreements	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,318,091)	(16,989,308)	(1,473,013)
Written option contracts	—	—	22,640
Futures contracts	—	—	(266,850)
Foreign currency forward contracts	484	(484)	—
Foreign currency transactions	(259)	330	—
Swap agreements	—	—	—
Net Change in Net Assets Resulting
From Operations	(3,078,235)	(14,354,444)	(1,091,454)
Distributions to Shareholders
From net investment income	(1,794,437)	(1,566,394)	(220,623)
From net realized gains	—	(2,841,093)	—
From return of capital	—	(57,298)	—
Total Distributions to Shareholders	(1,794,437)	(4,464,785)	(220,623)
Capital Stock Transactions	21,255,938	37,013,257	31,624,741

Net Increase/(Decrease) in Net Assets	16,383,266	18,194,028	30,312,664
Net Assets, Beginning of Period	89,775,720	71,581,692	—
Net Assets, End of Period	$106,158,986	$89,775,720	$30,312,664

(a) For the period from February 29, 2008 (inception) through June 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.
32

Thrivent Mutual Funds
Statement of Changes in Net Assets — continued

Diversified Income
Plus Fund
6/30/2008	12/31/2007
(unaudited)

$4,150,554	$8,973,869

(5,365,231)	1,744,098
8,984	12,188
(64,647)	241,288
—	—
(331,195)	(346,030)

(5,981,727)	(13,867,703)
—	—
(130,001)	(2,670)
—	—
—	—
54,165	(66,259)

(7,659,098)	(3,311,219)

(4,510,655)	(9,156,389)
—	—
—	—
(4,510,655)	(9,156,389)
(14,219,155)	50,986,029

(26,388,908)	38,518,421
187,293,153	148,774,732
$160,904,245	$187,293,153

The accompanying Notes to Financial Statements are an integral part of this schedule.
33

Notes to Financial Statements
As of June 30, 2008 (unaudited)

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into thirty-one separate series (the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, nineteen equity funds, two hybrid funds, five fixed-income funds, and one money market fund. The Trust commenced operations on July 16, 1987.

This semiannual report includes Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund, three of the Trust’s thirty-one Funds. The other Funds of the Trust are presented under a separate semiannual report.

The Trust consists of three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective distribution expenses and arrangements. Class A shares generally have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds. Class B shares were offered at net asset value and generally have a 1.00% annual 12b-1 fee. In addition, Class B shares generally have a maximum deferred sales charge of 5.00%. The deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Effective October 16, 2004, the Trust no longer offers Class B shares for sale. Diversified Income Plus Fund has all three classes of shares. Real Estate Securities Fund and Equity Income Plus Fund only offer Class A and Institutional Class shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Short-term securities with maturities of 60 days or less are valued at amortized cost. Mutual Funds are valued at the net asset value at the close of each business day.

All securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Trustees. As of June 30, 2008, one security in Diversified Income Plus Fund was valued at fair value representing 0.18% of the Fund’s net assets.

In September 2006, the FASB issued FASB statement No. 157 — Fair Value Measurements (FAS 157). The objective of the statement is to improve the consistency and comparability of fair value measurements used in financial reporting. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels: Level 1 includes quoted prices in active markets for identical securities; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk; and Level 3 includes significant unobservable inputs such as the Fund’s own assumptions and broker evaluations in determining the fair value of investments.

34

Notes to Financial Statements

As of June 30, 2008 (unaudited)

The following table is a summary of the inputs used, as of June 30, 2008, in valuing the Funds’s assets carried at fair value:

			Level 2 — Other Significant		Level 3 — Significant
	Level 1 — Quoted Prices		Observable Inputs		Unobservable Inputs		Totals (Level 1,2,3)

	Investments	Other Financial	Investments	Other Financial	Investmenst	Other Financial	Investments	Other Financial
Fund	in Securities	Instruments*	in Securities	Instruments*	in Securities	Instruments*	in Securities	Instruments*
Real Estate
Securities	$149,363,738	$ —	$ 328,450	$ —	$ —	$—	$149,692,188	$ —
Equity Income Plus	29,484,557	(244,210)	672,362	—	—	—	30,156,919	(244,210)
Diversified Income
Plus	79,262,923	(96,800)	92,397,128	(12,094)	724,112	—	172,384,163	(108,894)
Total Value	$258,111,218	$(341,010)	$93,397,940	$(12,094)	$724,112	$—	$352,233,270	$(353,104)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

			Accrued		Change in		Transfers
		Value	Discounts/	Realized	Unrealized	Net	In and/or	Value
Fund		December 31, 2007	Premiums	Gain/(Loss)	Gain/(Loss)	Purchases/Sales	Out of Level 3	June 30, 2008
Investments in Securities
Diversified Income Plus		$5,725,434	$771	$(128,875)	$(1,019,688)	$(488,344)	$(3,365,186)	$724,112
Total Value		$5,725,434						$724,112

*Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Fair Valuation of International Securities — Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation — The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts — In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the six months ended June 30, 2008, Real Estate Securities Fund engaged in this type of investment.

35

Notes to Financial Statements
As of June 30, 2008 (unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

(D) Foreign Denominated Investments — Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes — No provision has been made for income taxes because each Fund’s policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 — Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of FASB Statement 109 that requires additional disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Trust must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The Funds adopted the provisions of FIN 48 on June 29, 2007, the extended required implementation date set by the U.S. Securities and Exchange Commission for mutual funds.

FIN 48 requires management of the Trust to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds include Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of June 30, 2008, open Federal, Minnesota, Wisconsin, and Massachusetts tax years include the tax years ended December 31, 2004, through 2007. Additionally, as of June 30, 2008, the tax year ended April 30, 2004, is open for Minnesota and Wisconsin, and the December 31, 2003, tax year is open for Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of June 30, 2008, Management of the Trust has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Income and Expenses — Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Custody Earnings Credit — The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders — Net investment income is distributed to each shareholder as a dividend. Dividends from Real Estate Securities Fund and Equity Income Plus Fund are declared and paid quarterly. Dividends from Diversified Income Plus Fund are declared and paid monthly. Additionally, it is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination can not be made until tax information is received from the real estate investments of

36

Notes to Financial Statements
As of June 30, 2008 (unaudited)

the Fund. Net realized gains from securities transactions, if any, are distributed at least annually.

(I) Options — The Funds may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuation. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. The writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. Risks of loss may exceed amounts recognized on the Statements of Assets and Liabilities. During the six months ended June 30, 2008, Equity Income Plus Fund and Diversified Income Plus Fund engaged in this type of investment.

(J) Financial Futures Contracts — The Funds may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked as collateral for open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. During the six months ended June 30, 2008, Equity Income Plus Fund and Diversified Income Plus Fund engaged in this type of investment.

(K) Swap Agreements — Certain Funds enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. Periodic payments are recorded as realized gains or losses on the Statement of Operations. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Trust’s custodian, or third party, in connection with these agreements.

Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection seller or the protection buyer. During the six months ended June 30, 2008, Diversified Income Plus Fund engaged in this type of investment.

Total Rate of Return Swaps — A total rate of return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total rate of return swap transactions provide the Portfolios with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. During the six months ended June 30, 2008, Diversified Income Plus Fund engaged in this type of investment.

37

Notes to Financial Statements
As of June 30, 2008 (unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

Interest Rate Swaps — An interest rate swap is an agreement between two parties to exchange cash flows based on the difference between two interest rates. Typically, one party pays a fixed-rate for a specific period while the other pays a variable-rate based on an underlying index for the same period. Interest rate swap transactions allow the Funds to manage exposure to interest rate fluctuations. During the six months ended June 30, 2008, none of the Funds engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions — Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon, and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments. These fees are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the six months ended June 30, 2008, Diversified Income Plus Fund engaged in this type of transaction.

(M) Securities Lending — The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Dresdner Bank AG (“Dresdner”). The Agreement authorizes Dresdner to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates and other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. As payment for its services, Dresdner receives a portion of the fee income and earnings on the collateral. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money. As of June 30, 2008, Real Estate Securities Fund and Diversified Income Plus Fund had $42,093,352 and $10,234,851 of securities on loan, respectively. Equity Income Plus Fund did not have securities on loan.

(N)When-IssuedandDelayedDeliveryTransactions — The Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities — Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of infla-tion. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the six months ended June 30, 2008, Diversified Income Plus Fund engaged in this type of transaction.

(P) Repurchase Agreements — Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the Fund seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that

38

Notes to Financial Statements
As of June 30, 2008 (unaudited)

are found by the Funds’ investment adviser (or a subadviser) to be creditworthy. During the six months ended June 30, 2008, no Funds engaged in this type of investment.

(Q) Equity-Linked Structured Securities — Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. During the six months ended June 30, 2008, Diversified Income Plus Fund engaged in this type of transaction.

(R) Credit Risk — The Funds may be susceptible to credit risk to the extent an issuer or counter party defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers. Interest receivables on defaulted securities are monitored for ability to collect payments in default and are adjusted accordingly.

(S) Accounting Estimates — The preparation of finan-cial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the finan-cial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loss Contingencies — Thrivent Diversified Income Plus Fund is a defendant in an adversary action filed on July 7, 2004, by the Official Committee of Asbestos Claimants of G-I Holdings Inc. (G-I) against prior and current holders of secured debt of Building Materials Corp. of America (BMCA), a wholly owned subsidiary of G-I. The suit seeks to recover the value of assets G-I transferred to BMCA that later served as collateral for BMCA’s Debt. The Fund at one time held secured notes in the amount of $1,650,000 and, if the plaintiffs are successful, it is possible that the Fund will be required to pay damages in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss can not be reasonably estimated.

(U) Unfunded Loan Commitment — Certain Portfolios may enter into loan commitments, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.

(V) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”). Thrivent Asset Mgt. is a wholly owned indirect subsidiary of Thrivent Financial for Lutherans. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Real Estate Securities Fund
First $500 million	0.80%
Over $500 million	0.75%
Equity Income Plus Fund
First $250 million	0.65%
Over $250 million	0.60%
Diversified Income Plus Fund	0.55%

The Adviser has contractually agreed, through at least February 28, 2009, to reimburse expenses to limit expenses to 1.25% of the average daily net assets of Real Estate Securities Fund Class A shares.

The Adviser has contractually agreed, through at least February 28, 2009, to reimburse expenses to limit expenses to 1.15% and 0.80% of the average daily net assets of Equity Income Plus Fund Class A and Institutional Class shares, respectively.

The Funds may invest cash in Thrivent Money Market Fund, subject to certain limitations. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the smaller of the amount of the advisory fee for the Fund or the amount of the advisory fee, which is charged to the Fund for its investment in Thrivent Money Market Fund.

39

Notes to Financial Statements
As of June 30, 2008 (unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES — continued

(B) Distribution Plan — Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is also the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares generally have a Rule 12b-1 fee of 0.25% of average net assets. Class B shares generally have a Rule 12b-1 fee of 1.00% of average net assets.

(C) Sales Charges and Other Fees — For the six months ended June 30, 2008, Thrivent Investment Mgt. received $157,687 of aggregate underwriting concessions from the sales of the Trust’s Class A and Class B shares and aggregate deferred sales charges of $2,347 from redemptions of Class A and Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statement of any of the Funds.

The Trust has entered into an accounting services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting personnel and services. For the six months ended June 30, 2008, Thrivent Asset Mgt. received aggregate fees for accounting personnel and services of $28,834 from the Funds.

The Trust has entered into an agreement with Thrivent Asset Mgt. to provide certain administrative personnel and services to the Funds. For the six months ended June 30, 2008, Thrivent Asset Mgt. received aggregate fees for administrative services of $29,303 from the Funds.

The Trust has entered into an agreement with Thrivent Financial Investor Services, Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the six months ended June 30, 2008, Thrivent Investor Services received aggregate fees for transfer agent services of $141,898 from the Funds.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Fund. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Trustees not participating in the above plan received $3,458 in fees from the Funds for the six months ended June 30, 2008. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance of meetings and industry conferences.

Certain officers and non-independent Trustees of the Fund are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.

(D) Indirect Expenses — Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the annualized weighted average expense ratio for the underlying funds in which it invests.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax-basis, and components of distributable earnings, are finalized. Therefore, as of June 30, 2008, tax-basis balances have not been determined.

At December 31, 2007, the following Fund had accumulated net realized capital loss carryovers expiring as follows:

	Capital Loss	Expiration
Fund	Carryover	Year
Diversified Income Plus	$14,003,544	2008
	12,668,032	2009
	324,797	2011
	$26,996,373

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

40

Notes to Financial Statements
As of June 30, 2008 (unaudited)

(5) DISTRIBUTIONS BY CLASS

Net investment income and net realized gain distributions by class for the Funds were as follows:

	Net Investment	Net Realized
	Income	Gains
Real Estate Securities Fund
Class A Shares
Six months ended June 30, 2008	$ 212,188	$ —
Year ended December 31, 2007	438,619	466,993
Institutional Class Shares
Six months ended June 30, 2008	1,582,249	—
Year ended December 31, 2007	1,127,775	2,374,100

Equity Income Plus Fund
Class A Shares
Period ended June 30, 2008 (a)	29,729	—
Institutional Class Shares
Period ended June 30, 2008 (a)	190,894	—

Diversified Income Plus Fund
Class A Shares
Six months ended June 30, 2008	4,262,460	—
Year ended December 31, 2007	8,453,093	—
Class B Shares
Six months ended June 30, 2008	38,592	—
Year ended December 31, 2007	102,833	—

Institutional Class Shares
Six months ended June 30, 2008	209,603	—
Year ended December 31, 2007	600,463	—
(a) For the period from February 29, 2008, to June 30, 2008

Distributions from Real Estate Securities Fund to shareholders, by class, for the year ended December 31, 2007, were $12,542 and $44,756 from return of capital for Class A and Institutional Class, respectively.

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities — For the six months ended June 30, 2008, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

	In thousands
Fund	Purchases	Sales
Real Estate Securities	$46,808	$25,573
Equity Income Plus	38,914	12,040
Diversified Income Plus	73,194	93,133

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Diversified Income Plus	$14,048	$12,754

(B) Investments in Restricted Securities — Certain Funds may own restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. Currently no Funds hold such securities. The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities — The Funds may invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts — The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts — The number of contracts and premium amounts associated with call option contracts written during the six months ended June 30, 2008, were as follows:

Diversified Income Plus

	Number of	Premium
	Contracts	Amount

Balance at December 31, 2007	—	$ —
Opened	3	8,984
Closed	(3)	(8,984)
Expired	—	—
Exercised	—	—
Balance at June 30, 2008	—	$ —

41

Notes to Financial Statements
As of June 30, 2008 (unaudited)

(6) SECURITY TRANSACTIONS — continued

	Equity Income Plus

	Number of	Premium
	Contracts	Amount

Balance at February 29, 2008	—	$ —
Opened	516	235,131
Closed	(401)	(196,872)
Expired	(75)	(8,369)
Exercised	—	—
Balance at June 30, 2008	40	$ 29,890

(7) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the 1940 Act, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the six months or period ended June 30, 2008, in Thrivent Money Market Fund, is as follows:

		Gross	Gross	Balance of		Dividend Income
	Value	Purchases and	Sales and	Shares Held	Value	Year Ending
Fund	December 31, 2007	Additions	Reductions	June 30, 2008	June 30, 2008	June 30, 2008
Real Estate Securities	$ —	$25,219,679	$20,336,417	4,883,262	$ 4,883,262	$ 48,980
Equity Income Plus	—	6,414,922	1,988,121	4,426,801	4,426,801	16,538
Diversified Income Plus	5,391,261	34,096,691	29,106,890	10,381,062	10,381,062	119,518
Total Value and
Dividend Income	$5,391,261				$19,691,125	$185,036

A summary of transactions for the six months ended June 30, 2008, in Thrivent Financial Securities Lending Trust, is as follows:

		Gross	Gross	Balance of
	Value	Purchases and	Sales and	Shares Held	Value
Fund	December 31, 2007	Additions	Reductions	June 30, 2008	June 30, 2008
Real Estate Securities	$37,685,177	$139,725,006	$134,204,124	43,206,059	$43,206,059
Diversified Income Plus	15,434,201	29,891,959	34,705,742	10,620,418	10,620,418
Total Value	$53,119,378				$53,826,477

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the six months ended June 30, 2008, no Funds engaged in purchases or sales of securities pursuant to these procedures.

(9) RELATED PARTY TRANSACTIONS

As of June 30, 2008, related parties held 598,623, or 5.7%, of Real Estate Securities Fund’s outstanding shares and 200,422, or 6.2%, of Equity Income Plus Fund’s outstanding shares.

42

Notes to Financial Statements
As of June 30, 2008 (unaudited)

(10) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest of the Fund. During the six months ended June 30, 2008, and the year ended December 31, 2007, transactions in Fund shares were as follows:

	Real Estate Securities Fund
	Class A		Institutional Class
Six Months Ended June 30, 2008	Shares	Amount	Shares	Amount
Sold	183,232	$ 1,999,630	2,443,095	$ 25,549,448
Dividends and distributions reinvested	20,259	208,856	152,933	1,577,850
Capital contribution from adviser	—	4,831	—	29,102
Redeemed	(213,364)	(2,219,642)	(509,411)	(5,894,137)
Net Change	(9,873)	$ (6,325)	2,086,617	21,262,263
Year Ended December 31, 2007
Sold	827,738	$ 11,356,417	4,900,974	$ 58,649,632
Dividends and distributions reinvested	78,581	905,901	319,092	3,533,685
Redeemed	(1,344,756)	(16,507,557)	(1,641,498)	(20,924,821)
Net Change	(438,437)	$ (4,245,239)	3,578,568	$ 41,258,496

	Equity Income Plus Fund(a)
	Class A		Institutional Class
Six Months Ended June 30, 2008	Shares	Amount	Shares	Amount
Sold	700,286	$ 7,035,671	2,835,475	$ 27,477,420
Dividends and distributions reinvested	3,088	28,776	20,460	190,893
Capital contribution from adviser	—	37	—	213
Redeemed	(258,476)	(2,619,269)	(50,000)	(489,000)
Net Change	444,898	$ 4,445,215	2,805,935	$ 27,179,526

	Diversified Income Plus Fund
	Class A		Class B		Institutional Class
Six Months Ended June 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	1,607,532	$ 10,110,542	1,103	$ 6,940	77,217	$ 487,704
Dividends and distributions reinvested	539,625	3,373,150	5,378	33,635	32,820	204,886
Redeemed	(3,882,665)	(24,401,828)	(115,647)	(725,330)	(526,441)	(3,308,854)
Net Change	(1,735,508)	$ (10,918,136)	(109,166)	$ (684,755)	(416,404)	$ (2,616,264)
Year Ended December 31, 2007
Sold	11,447,788	$ 78,737,275	37,737	$ 260,532	1,303,372	8,959,691
Dividends and distributions reinvested	989,643	6,685,573	13,215	89,448	75,520	508,716
Redeemed	(5,502,709)	(37,226,260)	(140,980)	(956,300)	(907,488)	(6,072,646)
Net Change	6,934,722	$ 48,196,588	(90,028)	$ (606,320)	471,404	$ 3,395,761

(a) For the period from February 29, 2008 (inception) through June 30, 2008.

43

Thrivent Mutual Funds	Thrivent Mutual Funds
Financial Highlights	Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)										R A T I O S / S U P P L E M E N T A L D A T A

														Ratios to Average
														Net Assets Before Expenses
						Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations				from						Assets(d)		Indirectly(d)

	Net Asset		Net Realized			Net			Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized	Return		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	of	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Capital	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
REAL ESTATE SECURITIES FUND
Class A Shares
Six Months Ended 6/30/2008 (unaudited)	$10.56	$0.16	$(0.53)	$(0.37)	$(0.16)	$—	$—	$(0.16)	$10.03	(3.45)%	$13.8	1.25%	3.07%	1.71%	2.61%	26%
Year Ended 12/31/2007	13.34	0.12	(2.34)	(2.22)	(0.20)	(0.35)	(0.01)	(0.56)	10.56	(16.84)%	14.6	1.10%	1.24%	1.53%	0.81%	77%
Year Ended 12/31/2006	10.42	0.23	3.30	3.53	(0.26)	(0.31)	(0.04)	(0.61)	13.34	34.27%	24.3	0.48%	2.01%	1.60%	0.89%	70%
Year Ended 12/31/2005 (e)	10.00	0.11	0.48	0.59	(0.11)	(0.04)	(0.02)	(0.17)	10.42	5.90%	10.0	1.06%	2.30%	2.30%	1.07%	16%
Institutional Class Shares
Six Months Ended 06/30/2008 (unaudited)	10.56	0.15	(0.50)	(0.35)	(0.18)	—	—	(0.18)	10.03	(3.38)%	92.4	0.93%	3.08%	0.94%	3.07%	26%
Year Ended 12/31/2007	13.35	0.25	(2.43)	(2.18)	(0.25)	(0.35)	(0.01)	(0.61)	10.56	(16.59)%	75.2	0.82%	1.92%	0.95%	1.78%	77%
Year Ended 12/31/2006	10.42	0.31	3.29	3.60	(0.32)	(0.31)	(0.04)	(0.67)	13.35	34.96%	47.3	0.00%	2.51%	1.06%	1.45%	70%
Year Ended 12/31/2005 (e)	10.00	0.12	0.49	0.61	(0.13)	(0.04)	(0.02)	(0.19)	10.42	6.11%	14.9	0.31%	3.34%	1.61%	2.04%	16%

EQUITY INCOME PLUS FUND
Class A Shares
Period Ended 6/30/2008 (unaudited) (f)	10.00	0.08	(0.69)	(0.61)	(0.07)	—	—	(0.07)	9.32	(6.13)%	4.1	1.15%	2.42%	1.72%	1.85%	57%
Institutional Class Shares
Period Ended 6/30/2008 (unaudited) (f)	10.00	0.07	(0.67)	(0.60)	(0.07)	—	—	(0.07)	9.33	(6.01)%	26.2	0.80%	2.38%	1.07%	2.11%	57%

(a) All per share amounts have been rounded to the nearest cent.	(d) Computed on an annualized basis for periods less than one year.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio	(e) Since inception, June 30, 2005.
securities due to the timing of sales and redemptions of fund shares.
(f) Since inception, February 29, 2008.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
44	45

	Thrivent Mutual Funds									Thrivent Mutual Funds
	Financial Highlights — continued									Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)										R A T I O S / S U P P L E M E N T A L D A T A

														Ratios to Average
														Net Assets Before Expenses
						Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations				from						Assets(d)		Indirectly(d)

	Net Asset		Net Realized			Net			Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized	Return		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	of	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Capital	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
DIVERSIFIED INCOME PLUS FUND
Class A Shares
Six Months Ended 06/30/2008 (unaudited)	$6.48	$0.15	$(0.43)	$(0.28)	$(0.17)	$—	$—	$(0.17)	$6.03	(4.46)%	$153.0	1.02%	4.81%	1.09%	4.74%	53%
Year Ended 12/31/2007	6.88	0.32	(0.39)	(0.07)	(0.33)	—	—	(0.33)	6.48	(1.12)%	175.4	0.90%	4.82%	1.08%	4.64%	171%
Period Ended 12/31/2006 (e)	6.70	0.05	0.18	0.23	(0.05)	—	—	(0.05)	6.88	3.50%	138.8	1.08%	4.80%	1.25%	4.63%	16%
Year Ended 10/31/2006	6.41	0.43	0.29	0.72	(0.43)	—	—	(0.43)	6.70	11.77%	123.4	0.98%	6.66%	1.15%	6.49%	170%
Year Ended 10/31/2005	6.71	0.46	(0.27)	0.19	(0.49)	—	—	(0.49)	6.41	2.91%	124.3	0.95%	6.99%	1.13%	6.82%	57%
Period Ended 10/31/2004 (f)	6.54	0.22	0.18	0.40	(0.23)	—	—	(0.23)	6.71	6.32%	138.9	1.07%	6.82%	1.14%	6.75%	55%
Year Ended 4/30/2004	6.27	0.46	0.28	0.74	(0.47)	—	—	(0.47)	6.54	12.08%	135.1	1.10%	6.98%	1.10%	6.98%	91%
Year Ended 4/30/2003	6.19	0.50	0.08	0.58	(0.50)	—	—	(0.50)	6.27	10.59%	117.4	0.93%	8.72%	1.03%	8.62%	103%
Class B Shares
Six Months Ended 06/30/2008 (unaudited)	6.47	0.14	(0.45)	(0.31)	(0.13)	—	—	(0.13)	6.03	(4.81)%	1.5	2.11%	3.76%	2.18%	3.68%	53%
Year Ended 12/31/2007	6.88	0.26	(0.41)	(0.15)	(0.26)	—	—	(0.26)	6.47	(2.35)%	2.3	2.05%	3.67%	2.23%	3.49%	171%
Period Ended 12/31/2006 (e)	6.70	0.04	0.18	0.22	(0.04)	—	—	(0.04)	6.88	3.32%	3.0	2.17%	3.77%	2.34%	3.60%	16%
Year Ended 10/31/2006	6.41	0.37	0.29	0.66	(0.37)	—	—	(0.37)	6.70	10.64%	3.0	2.01%	5.75%	2.18%	5.58%	170%
Year Ended 10/31/2005	6.72	0.40	(0.28)	0.12	(0.43)	—	—	(0.43)	6.41	1.74%	4.1	1.95%	6.02%	2.12%	5.85%	57%
Period Ended 10/31/2004 (f)	6.54	0.19	0.19	0.38	(0.20)	—	—	(0.20)	6.72	5.95%	5.9	2.05%	5.84%	2.11%	5.78%	55%
Year Ended 4/30/2004	6.27	0.40	0.28	0.68	(0.41)	—	—	(0.41)	6.54	11.06%	6.1	2.01%	6.07%	2.01%	6.07%	91%
Year Ended 4/30/2003	6.19	0.45	0.08	0.53	(0.45)	—	—	(0.45)	6.27	9.61%	6.0	1.84%	7.81%	2.01%	7.64%	103%
Institutional Class Shares
Six Months Ended 06/30/2008 (unaudited)	6.47	0.16	(0.43)	(0.27)	(0.18)	—	—	(0.18)	6.02	(4.22)%	6.4	0.59%	5.28%	0.67%	5.20%	53%
Year Ended 12/31/2007	6.88	0.35	(0.40)	(0.05)	(0.36)	—	—	(0.36)	6.47	(0.78)%	9.6	0.51%	5.22%	0.69%	5.04%	171%
Period Ended 12/31/2006 (e)	6.70	0.05	0.19	0.24	(0.06)	—	—	(0.06)	6.88	3.59%	7.0	0.66%	5.15%	0.83%	4.98%	16%
Year Ended 10/31/2006	6.41	0.45	0.30	0.75	(0.46)	—	—	(0.46)	6.70	12.29%	5.8	0.54%	6.84%	0.72%	6.66%	170%
Year Ended 10/31/2005	6.71	0.49	(0.27)	0.22	(0.52)	—	—	(0.52)	6.41	3.36%	4.3	0.50%	7.42%	0.67%	7.25%	57%
Period Ended 10/31/2004 (f)	6.54	0.24	0.18	0.42	(0.25)	—	—	(0.25)	6.71	6.56%	4.3	0.61%	7.28%	0.68%	7.21%	55%
Year Ended 4/30/2004	6.27	0.48	0.29	0.77	(0.50)	—	—	(0.50)	6.54	12.56%	3.8	0.67%	7.41%	0.67%	7.41%	91%
Year Ended 4/30/2003	6.19	0.51	0.09	0.60	(0.52)	—	—	(0.52)	6.27	10.88%	3.3	0.67%	8.98%	0.67%	8.98%	103%

(a) All per share amounts have been rounded to the nearest cent.	(e) For the period from November 1, 2006 to December 31, 2006.

(b) The amount shown may not correlate with the change in aggregate gains and losses	(f) For the period from May 1, 2004 to October 31, 2004.
of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
46	47

Additional Information
(unaudited)

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s Forms N-Q also are available on the Thrivent Financial web site (www. thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

48

We're Listening to You!

In response to concerns regarding multiple mailings, we send one copy of an annual and semiannual report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money and reducing waste. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. Or you can enroll in **e-delivery today at Thrivent.com and receive your annual and semiannual reports and prospectus electronically.**

Thrivent Investment Management®

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com • e-mail: mail@thrivent.com • 800-THRIVENT (800-847-4836)

24042SAR R8-08

Item 2. Code of Ethics

Not applicable to semiannual report

Item 3. Audit Committee Financial Expert

Not applicable to semiannual report

Item 4. Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a) The applicable Schedules of Investments are included in the report to shareholders filed under Item 1.

(b) Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11. Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 28, 2008	THRIVENT MUTUAL FUNDS

	By:	/s/ Pamela J. Moret
Pamela J. Moret
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 28, 2008	By:	/s/ Pamela J. Moret
Pamela J. Moret
President

Date: August 28, 2008	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer